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                                                                    EXHIBIT 10.3


                            FIRST INTERSTATE CENTER

                                  -------------

                                LEASE AGREEMENT

                                    BETWEEN

                             WRIGHT-CARLYLE SEATTLE

                        A WASHINGTON GENERAL PARTNERSHIP

                                    LANDLORD



                                      AND



                              CABLE, HOWSE & RAGEN

                                     TENANT
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                                LEASE AGREEMENT

                            FIRST INTERSTATE CENTER

     THIS LEASE made this 8th day of November 1983 between WRIGHT-CARLYLE SEATTLE, a Washington general partnership ("Landlord"), and CABLE, HOWSE & RAGEN ("Tenant").

     As parties hereto, Landlord and Tenant agree:

     1. LEASE DATA AND EXHIBITS: The following terms as used herein shall have the meanings provided in this Section 1, unless otherwise specifically modified by provisions of this Lease:

          (a) Building: Known as FIRST INTERSTATE CENTER, Seattle, Washington, situated on the real property more particularly described in Section 2 hereof.

          (b) Premises: Consisting of the floor area on the 43rd floor(s) as outlined on the floor plan(s) of the Building, attached hereto as Exhibit A, including tenant improvements, if any, as described in Exhibit B.

          (c) Tenant's Percentage of the Building: 2.29%. In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust "Tenant's Percentage of the Building" to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

          (d)   Basic Plan Delivery Date:  See Exhibit B.

          (e) Commencement Date: February 3, 1984 or such earlier or later date as provided in Section 3 hereof.

          (f)   Expiration Date:  January 31, 1994.
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          (g)   Rent:  $48,374.79 per month, payable on or before the first day of each month. Rent shall be adjusted from time to time as provided in Sections 7, 8 and 9 hereof. See Addendum to Lease.

          (h)   Security Deposit:    $N/A.

          (i) Parking: Tenant shall have the right to lease 12 parking stalls in the Building, on an unassigned basis at the prevailing monthly rates as established by the Landlord's parking operator from time to time. The leasing of parking stalls by Tenant shall be subject to such rules and regulations as Landlord's parking operator may require from time to time.

                                                           See Addendum to Lease

          (j)   Notice Addresses:

                Landlord:  Wright-Carlyle Seattle
                           Suite 3200, 1111 Third Avenue
                           Seattle, Washington  98101

                Tenant:    Cable, Howse & Ragen
                           4170 Fifth Avenue Plaza
                           Seattle, WA  98104
                           Attn:  Brooks Ragen

          (k) Exhibits: The following exhibits or riders are made a part of this Lease:

                         Exhibit A--Floor Plan of Premises
                         Exhibit B--Tenant Improvements
                         Exhibit B.1--Tenant Improvement Plans
                         Exhibit B.2--Tenant Improvements Paid by Tenant Exhibit C--Addendum to Lease

     2. PREMISES: Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1(b) hereof as shown on Exhibit A attached hereto and incorporated herein, together with rights of ingress and egress over common areas in the Building located on the land ("Land") more particularly described as:

     That portion of the C. D. Boren Donation Land Claim located in Sections 31 and 32, Township 25 North, Range 4 East, W.M., in

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     King County, Washington, described as follows:
     Beginning at the intersection of the southeasterly line of Madison Street as established in the Plat of Boren and Denny's Addition, according to the plat thereof recorded in Volume 1 of Plats, page 27, in King County, Washington, with the northeasterly line of Second Avenue as established in King County Superior Court Cause No. 7097;
     Thence north 59 degrees 21'29" east along said southeasterly line 235.12 feet to the southwesterly line of Third Avenue, as established in King County Superior Court Cause No. 54135;
     Thence south 30 degrees 37'35" east along said southwesterly line 239.95 feet to the northwesterly line of Marion Street, as established in said Plat;
     Thence south 59 degrees 21'40" west along said northwesterly line 235.11 feet to said northeasterly line of Second Avenue;
     Thence north 30 degrees 37'36" west along said northeasterly line 239.9 feet to the point of beginning, being also described as:

        Lots 1 through 8, Block 10, Town of Seattle, as laid out of the claims of C. D. Boren and A. A. Denny (Commonly known as Boren & Denny's Addition to the City of Seattle), according to the plat thereof recorded in Volume 1 of Plats, page 27, in King County, Washington;
        TOGETHER WITH vacated alley as provided by Ordinance Number 110128 of the City of Seattle.
        EXCEPT the southwesterly 12 feet of Lots 1, 4, 5 and 8, condemned in District Court Cause Number 7097 for the widening of Second Avenue, as provided by Ordinance NO. 1107 of the City of Seattle ; AND
        EXCEPT the northeasterly 9 feet of Lots 2, 3, 6 and 7, condemned for widening of Third Avenue in King County Superior Court Cause No. 54135, as provided by Ordinance Number 14345 of the City of Seattle.

3.   COMMENCEMENT AND EXPIRATION DATES:

     (a)   Commencement Date.  The Commencement Date shall be:

           (i) The date specified in Section 1(e) unless notice is delivered pursuant to Section 3(a)(ii) or unless Tenant occupies earlier, pursuant to Section 3(a)(iii);

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           (ii)  Such later date as may be specified in a notice in anticipation of such date which shall be delivered to Tenant at least 30 days before such date upon which the Premises, together with the common facilities for access and service thereto, shall be completed; or

          (iii) If Tenant shall occupy the Premises for Permitted Uses prior to the date specified in Section 1(e) or in the notice provided under Section 3(a)(ii), the date of such occupancy.

     (b) Tenant Obligations. If Tenant's tenant improvements are not completed on the Commencement Date specified in Section 1(e) or as provided in
           Section 3(a)(ii) above, whichever is applicable, due to the failure of Tenant to fulfill any obligation pursuant to the terms of this Lease or any exhibit hereto, including without limitation Tenant's failure to comply with the Plan Delivery Dates described in Section 1(d) and Exhibit B, the Lease shall be deemed to have commenced upon the Commencement Date specified in Section 1(e) or as provided in
           Section 3(a)(ii) above, as applicable.

     (c) Tenant Termination Rights. In the event a Commencement Date as provided in Section 3(a)(ii) above does not occur within six months following the Commencement Date specified in Section 1(e), Tenant may terminate this Lease by written notice; provided, however, that such six-month period may at Landlord's sole option be extended to a date not later than two years from the Commencement Date specified in
           Section 1(e) for delays due to casualties, acts of God, strikes, shortages of labor or materials or other causes beyond the reasonable control of Landlord. If the Commencement Date has not occurred within such two-year period, this Lease shall be deemed null and void and all rights and obligations of the parties shall terminate. Termination under this Section 3(c) shall be Tenant's sole remedy and Tenant shall have no other rights or claims hereunder at law or in equity.

     (d) Confirmation of Commencement Date. When a Commencement Date as provided in Section 3(a)(ii) or (iii) above has been established as a later or earlier date than the Commencement Date provided in Section 1(e) hereof, Landlord shall confirm the same to Tenant in writing.

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     (e)   Expiration Date.  The Lease shall expire on the date specified in
           Section 1(f).

     4.   RENT:  Tenant shall pay Landlord without notice the Rent stated in
Section 1(g) hereof and Additional Rent as provided in Sections 7, 8 and 9 and nay other additional payments due under this Lease without deduction or offset in lawful money of the United States in advance on or before the first day of each month at Landlord's Notice Address set forth in Section 1(j) hereof, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and Additional Rent for any partial month at the beginning or end of the Lease term shall be prorated.

     5. SECURITY DEPOSIT: As security for the full and faithful performance of every covenant and condition of this Lease to be performed by Tenant, Tenant has paid to Landlord the Security Deposit as specified in Section 1(h) hereof, receipt of which is hereby acknowledged. If Tenant shall default with respect to any covenant or condition of this Lease, including but not limited to the payment of Rent, Additional Rent or any other payment due under this Lease, Landlord may apply all or any part of the Security Deposit to the payment of any sum in default or any other sum which Landlord may be required to spend or incur by reason of Tenant's default or any other sum which Landlord may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, within 5 days or written demand therefor by Landlord, deposit with Landlord the amount so applied. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the Security Deposit then held by Landlord shall be repaid to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within 30 days after the expiration or sooner termination of this Lease. In the event of Tenant's default, Landlord's right to retain the Security Deposit shall be deemed to be in addition to any and all other rights and remedies at law or in equity available to Landlord for Tenant's default under this Lease. Landlord shall not be required to keep any Security Deposit separate from its general funds and Tenant shall not be entitled to any interest thereon.

     6. USES: The Premises are to be used only for general office purposes ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord, in its sole discretion, determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building. No act shall be done in or about the Premises that is unlawful. Tenant shall not commit any act that will increase the then existing rate of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand that amount of the

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increase in insurance rates caused by such acts or acts done by Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines or equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

     7.   SERVICES AND UTILITIES:

          (a) Standard Services. As long as Tenant is not in default under any of the provisions of this Lease, Landlord shall cause to be maintained the Premises and the public and common areas of the Building, such as lobbies, elevators, stairs, corridors and restrooms, in reasonably good order and condition consistent with the operation and maintenance of the Building as a first-class office building in downtown Seattle, except for damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, the repair of which damage shall be paid for by Tenant.

                    From 8:00 a.m. to 6:00 p.m. on weekdays and from 8:00 a.m.
               to 1:00 p.m. on Saturday, excluding legal holidays ("Normal Business Hours"), Landlord shall furnish the Premises with electricity for lighting and operation of low power usage office machines, water, heat and air conditioning, and elevator service.

                    During all other hours, Landlord shall furnish such
               services, including elevator service as reasonably required to provide access to the Premises, except for heat and air conditioning. If requested by Tenant, Landlord shall furnish heat and air conditioning at times other than Normal Business Hours and the cost of such services as established by Landlord shall be paid by Tenant as Additional Rent payable as provided in Section
               4. Landlord shall also provide lamp replacement service

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               for Building Standard fluorescent light fixtures, toilet room supplies, window washing at reasonable intervals, and customary building janitorial service. No janitorial service shall be provided Saturdays, Sundays or legal holidays. The costs of any janitorial or other services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants shall be paid in the manner provided for payment of Rent in Section 4 of this Lease.

          (b) Interruption of Services. Landlord shall not be liable for any loss, injury or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations, or improvements, or due to accident, strike or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

          (c) Additional Services. The Building Standard mechanical system is designed to accommodate heating loads generated by lights and equipment using up to 2.5 watts per square foot. Before installing lights and equipment in the Premises which in the aggregate exceed such amount, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant shall agree to pay the costs of Landlord for installation of supplementary air conditioning capacity or electrical systems as necessitated by such equipment or lights.

                     In addition, Tenant shall in advance, on the first day of
               each month during the Lease term, pay Landlord the reasonable amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the reasonable amount estimated by Landlord as the costs of operation and maintenance of supplementary air conditioning units as necessitated by Tenant's use of such equipment or lights. The Rent stated in Section 1(g) hereof does not include any amount to cover the cost of furnishing electricity or such additional air conditioning for such purposes and such costs shall be paid by Tenant in the manner provided for payment of Rent in Section 4

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               of this Lease. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from such equipment and lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's instructions for the use of drapes, blinds and thermostats in the Building.

                     In the event of nonpayment of amounts due from Tenant for
               any of the above-described additional services, Landlord shall have the same rights as it has with respect to the nonpayment of Rent hereunder.

     8.   COSTS* OF OPERATIONS AND ENERGY:

          (a) Definitions. In addition to the Rent provided in Section 1(g) of this Lease, Tenant shall pay to Landlord increases under this
               Section 8 as "Additional Rent," utilizing the following definitions:

               (i) "Operating Costs" shall include Costs of Energy and Other Operating Costs.

                      (1) "Costs of Energy" shall mean all expenses paid or incurred by Landlord in operation and maintenance of the Building for electricity, including any surcharges imposed, gas and similar energy sources.

                      (2) "Other Operating Costs" shall mean all other expenses paid or incurred by Landlord for maintaining, operating and repairing the Building and the personal property used in conjunction therewith, including, without limitation, the costs of refuse collection, water, sewer and other utilities services (excluding costs included in the Costs of Energy), supplies, janitorial and cleaning services,

-----------------------

     * Any charge for additional utilities and services shall be at Landlord's actual cost plus a charge of twelve-and-a-half percent (12 1/2%) of such cost to cover administration and overhead.

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                            window washing, landscape maintenance, services of
                            independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, its equipment and the Land upon which it is situated, insurance premiums, licenses, permits and inspection fees, customary management fees, legal and accounting expenses and any other expense or change whether or not hereinabove described which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Building, excluding:

                            (A) Costs of any special services rendered to individual tenants (excluding Tenant) for which a special charge is made;

                            (B) Real Property Taxes (as defined in Section 9 of this Lease); and

                            (C) Depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except Other Operating Costs shall include amortization of capital improvements made subsequent to the initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, provided that such amortization costs shall not exceed expected savings in operating costs resulting from such capital improvements).

               (ii) "Lease Year" shall mean the twelve-month period commencing January 1 and ending December 31.

               (iii) "Base Services Year" shall mean the First Lease Year of Building Operation or the Lease Year in which the Commencement Date occurs, whichever year is later.

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               (iv)   "First Lease Year of Building Operation" shall be 1984.

               (v) "Actual Costs" shall mean the actual expenses paid or incurred by Landlord for Operating Costs during any Lease Year of the term hereof.

               (vi) "Actual Costs Allocable to the Premises" shall mean the Tenant's share of the Actual Costs determined by Tenant's Percentage of the Building described in Section 1(c).

               (vii) "Estimated Costs Allocable to the Premises" shall mean Landlord's estimate of Actual Costs Allocable to the Premises for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8(c) below.

          (b) Base Amount. The "Base Amount" for purposes of this Section shall be the aggregate of:

               (i) Actual Costs Allocable to the Premises for the Base Services Year for Other Operating Costs (excluding Costs of Energy); and

               (ii) With respect to Costs of Energy, an amount determined by multiplying $452,900 (approximately $0.50 per square foot of rentable area) by Tenant's Percentage of the Building described in Section 1(c);

               provided, however, that Landlord shall estimate to the extent required the Actual Costs Allocable to the Premises for purposes of determining the Base Amount in the statement furnished in accordance with Section 8(c) below and payments shall be further adjusted as appropriate at such time as Actual Costs are determined in accordance with Section 8(d) below.

          (c) Additional Rent for Estimated Increases in Costs. Prior to the commencement of each Lease Year (except that, with respect to the Base Services Year, Sections 8(c) and (d) shall apply only to the Costs of Energy and shall exclude Other Operating Costs) during the term hereof, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Lease Year, and a calculation of the Additional Rent as follows: One-twelfth (1/12) of the amount, if any, by which such

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               amount exceeds the Base Amount shall be Additional Rent payable by Tenant as provided in Section 4 for each month during such Lease Year. If at any time or times during such Lease Year, it appears to Landlord that the Actual Costs Allocable to the Premises will vary from Landlord's estimate by more than five percent (5%) on an annual basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and Additional Rent payments by Tenant for such Lease Year shall be based on such revised estimate.

          (d) Actual Costs. Within 90 days after the close of each Lease Year during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed Estimated Costs Allocable to the Premises paid by Tenant to Landlord pursuant to the preceding subsection (c), Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to the preceding subsection
               (c), then the amount of such overpayment by Tenant shall be credited by Landlord to the next immediate Rent payable by Tenant.

          (e) Determinations. The determination of Actual Costs and Estimated Costs Allocable to the Premises shall be made by Landlord.

          (f) Beginning of Term. If this Lease shall commence on a day other than the first day of a Lease Year, the amount of any adjustment between Estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which such commencement occurs shall be prorated on the basis which the number of days from the commencement of this Lease to the end of the Lease Year bears to 365; and any amount payable by Landlord to tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

          (g) End of Term. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment

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               between Estimated and Actual Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

          (h) Further Adjustment. In the event the average occupancy level of the Building for the Base Services Year and/or any subsequent Lease Year was or is not 90% or more of full occupancy, then the Actual Costs for such year shall be proportionately adjusted by Landlord to reflect those costs which would have occurred had the Building been 90% occupied during such year.

          (i)  Base Rent.  Notwithstanding anything to the contrary in this
               Section 8 or in Section 9, the Rent payable by Tenant shall in no event be less than the Rent specified in Section 1(g) of this Lease.

          (j) Nonpayment of Additional Rent. In the event of nonpayment of the Additional Rent hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

     9.   REAL PROPERTY TAXES:

          (a) Definitions. In addition to the Rent provided in Section 1(g) of this Lease, Tenant shall pay to Landlord increases under this
               Section 9. The increases shall be made as provided herein, utilizing the following definitions:

               (i) "Real Property Taxes" shall mean taxes on real property and personal property, including all tenant improvements which are paid for by Landlord and not reimbursed by tenants and taxes on property of tenants of the Building, which have not been paid by such tenants directly to the taxing authority; charges and assessments levied with respect to the Land, the Building, any improvements, fixtures and equipment, and all other property of

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                      Landlord, real or personal, used directly in the operation of the Building and located in or on the Building; and any taxes levied or assessed in addition to or in lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Building or rents collected, but not including any federal or state income tax or franchise tax.

               (ii) "Lease Year" shall mean the period defined in Section 8(a)(ii) herein.

               (iii) "Tenant's Share of Real Property Taxes" shall mean the amount of Real Property Taxes payable during any Lease Year by Landlord multiplied by Tenant's Percentage of the Building described in Section 1(c).

               (iv) "Base Tax Amount" shall mean the sum of $913,300 (approximately $1.00 per square foot of rentable area) multiplied by Tenant's Percentage of the Building.

          (b) Additional Rent for Estimated Increase in Tenant's Share of Real Property Taxes. Prior to the commencement of each Lease Year, or as soon thereafter as practicable, Landlord shall furnish Tenant with a written statement setting forth the estimate of Tenant's Share of Real Property Taxes for such Lease Year. One-twelfth (1/12) of the amount, if any, by which such estimate exceeds the Base Tax Amount shall be Additional Rent payable by Tenant as provided in Section 4 for each month during such Lease Year.

          (c) Actual Real Property Taxes. Within 90 days after the close of each Lease Year, during the term hereof, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Tenant's Share of Real Property Taxes during the preceding Lease Year. If Tenant's Share of Real Property Taxes for any Lease Year exceeds the estimated Tenant's Share of Real Property Taxes determined as provided in Section 9(b), Tenant shall pay the amount of such excess to Landlord as added Additional Rent within 30 days after receipt of such statement by Tenant. If such statement shows such amount to be less than the amount paid by Tenant to Landlord pursuant to Section 9(b), then the amount of such overpayment shall be credited by Landlord to

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               the next immediate Rent payable by Tenant, within 30 days
               following the date of such statement.

          (d) Personal Property Taxes. Tenant shall pay, prior to delinquency, all Personal Property Taxes payable with respect to all Property of Tenant located on the Premises or the Building and promptly upon request of Landlord shall provide written proof of such payment. As used herein, "Property of Tenant" shall include all improvements which are paid for by Tenant. "Personal Property Taxes" shall include all property taxes assessed against the Property of Tenant, whether assessed as real or personal property.

          (e) Determinations. The determination of Tenant's Share of Real Property Taxes shall be made by Landlord.

          (f) Beginning of Term. If this Lease shall commence on a day other than the first day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Real Property Taxes with respect to the Lease Year in which such commencement occurs shall be prorated on the basis which the number of days from the commencement of this Lease to the end of the Lease Year bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Tenant's Share of Real Property Taxes with respect to such Lease Year.

          (g) End of Term. If this Lease shall terminate on a day other than the last day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Real Property Taxes with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within 30 days after delivery by Landlord to Tenant of the statement of Tenant's share of Real Property Taxes with respect to such Lease Year.

          (h) Nonpayment of Additional Rent. In the event of nonpayment of Additional Rent payable by Tenant hereunder, Landlord shall have the same rights with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder.

     10. IMPROVEMENTS: Upon expiration or sooner termination of this Lease, all improvements and additions to the Premises, except Tenant's trade fixtures, shall be deemed property of Landlord.

     11.  CARE OF PREMISES:  Tenant shall take good care of the Premises.
Tenant shall not make any alterations, additions or improvements ("Alterations") in or to the Premises, or make changes to locks on doors, or add, disturb or in any change any plumbing or wiring ("Changes") without first obtaining the written consent of Landlord and, where appropriate, in accordance with plans and specifications approved by Landlord. Any such Alterations or Changes shall not adversely affect either the strength or exterior appearance, or the mechanical, electrical, or plumbing services of the Building. Tenant shall reimburse Landlord for any sums expended for examination and approval of the architectural and mechanical plans and specifications for the Alterations and Changes. Tenant shall also pay Landlord a sum equal to the direct costs incurred during any inspection or supervision of the Alterations or Changes. All damage or injury done to the Premises or Building by Tenant or any persons who may be in or upon the Premises or Building with the express or implied consent of Tenant, including but not limited to the cracking or breaking of any glass of windows and doors, shall be paid for by Tenant and Tenant shall pay for all damage to the Building caused by acts or omissions of Tenant or Tenant's officers, contractors, agents, invitees, licensees, or employees. All normal repairs necessary to maintain the Premises and the Building in a tenantable condition shall be done by or under the Direction of Landlord and at Landlord's expense except as otherwise provided herein. Necessary repairs shall be those reasonably determined by Landlord as necessary to maintain the Premises and the Building as a first-class office building.

     12. ACCEPTANCE OF PREMISES: If this Lease shall be entered into prior to the completion of construction of the Building or completion of tenant improvements in the Premises, the acceptance of the Premises by Tenant shall be deferred until the giving of written notice by Landlord to Tenant of the completion of such construction. Within five days after Landlord gives such notice, Tenant shall make such inspection of the Premises as Tenant deems appropriate, and, except as otherwise specified by Tenant in writing to Landlord within such period, Tenant shall be deemed to have accepted the Premises in their then condition. If, as a result of such inspection, Tenant discovers minor deviations or variations from the plans and specifications for Tenant's improvements of a nature commonly found on a "punchlist" (as that term is used in the construction industry), Tenant shall promptly notify Landlord of such deviations. The existence of such punchlist items shall not postpone the Commencement Date of the Lease nor the obligation of Tenant to pay Rent.

     13. SPECIAL IMPROVEMENTS: Tenant shall reimburse Landlord for Landlord's cost of making all special improvements requested by Tenant, including but not limited to counters, partitioning, electrical and telephone outlets and plumbing connections other than as shown in Exhibit B or other attachments hereto as being furnished by Landlord.

     14. ACCESS: Tenant shall permit Landlord and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of cleaning, repairing, altering or improving the Premises or the Building. Nothing contained in this Section 14 shall be deemed to impose any obligation upon Landlord not expressly stated elsewhere in this Lease. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or release of Tenant from the duty of observing and performing any of the provisions of this Lease. Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within the period of 180 days prior to the expiration or sooner termination of the Lease term, provided Landlord gives reasonable verbal notice to Tenant.

     15. LIEN FOR RENT: Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or hereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all Rent and other sums agreed to be paid by Tenant herein. Said lien and security interest shall be in addition to and cumulative of the Landlord's liens provided by law. This Lease shall constitute a security agreement under the Washington version of the Uniform Commercial Code ("UCC") so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or on the Premises, including, but not limited to, all fixtures, machinery, equipment, furnishings and other articles of personal property now or hereafter placed in or upon the Premises by Tenant. Tenant shall execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interests may be protected pursuant to the UCC. Landlord may at its selection at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the UCC. Notwithstanding anything to the contrary in this Section, Landlord's Lien for Rent shall be subordinate and inferior to the lien of any purchase money loan for furniture, fixtures and equipment located on the Premises, and Landlord agrees to execute any documents which may be necessary to further evidence such subordination.

     16.  DAMAGE OR DESTRUCTION:

          (a) Damage and Repair. In case of damage to the Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed 30% of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, or if insurance proceeds sufficient for restoration are for any reason unavailable, then Landlord may no later than the sixtieth (60th) day following the damage, give Tenant a notice of election to terminate this Lease. In the event of such an election this Lease shall be deemed to terminate on the third day after the giving of said notice, and Tenant shall surrender possession of the Premises within a reasonable time thereafter, and the Rent and Additional Rent shall be apportioned as of the date of said surrender and any Rent paid for any period beyond said date shall be repaid to Tenant. If the cost of restoration as estimated by Landlord shall amount to less than 30% of such replacement value of the Building and insurance proceeds sufficient for restoration are available, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises (to the extent of improvements to the Premises originally provided by Landlord hereunder) with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall have no right to terminate this Lease except as herein provided. To the extent that the Premises are rendered untenantable, the Rent shall proportionately abate, except in the event such damage resulted from or was contributed to, directly or indirectly, by the act, fault or neglect of Tenant, Tenant's officers, contractors, agents, employees, invitees or licensees, in which event Rent shall abate only to the extent Landlord receives proceeds from Landlord's rental income insurance policy to compensate Landlord for loss of rent.

          (b) Destruction During Last Year of Term. In case the Building shall be substantially destroyed by fire or other cause at any time during the last Lease Year of this Lease, either Landlord or Tenant may terminate this Lease upon written notice to the other party hereto given within 60 days of the date of such destruction.

          (c) Business Interruption. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises or of the Building. Landlord shall use its best efforts to effect such repairs promptly.

          (d) Tenant Improvements. Landlord will not carry insurance of any kind on any improvements paid for by Tenant as provided in Exhibit B or on Tenant's furniture or furnishings or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease and Landlord shall not be obligated to repair any damage thereto or replace the same.

          (e) Express Agreement. The provisions of this Section shall be considered an express agreement governing any case of damage or destruction of the Building or Premises by fire or other casualty.

     17. WAIVER OF SUBROGATION: Whether the loss or damage is due to the negligence of either Landlord or Tenant, their agents or employees, or any other cause, Landlord and Tenant do each hereby release and relieve the other, their agents or employees, from responsibility for, and waive their entire claim of recovery for (i) any loss or damage to the real or personal property of either located anywhere in the Building, including the Building itself, arising out of or incident to the occurrence of any of the perils which are covered by their respective fire insurance policies, with extended coverage endorsements, and
(ii) any loss resulting from business interruption at the Premises or loss of rental income from the Building, arising out of or incident to the occurrence of any of the perils which may be covered by the business interruption insurance policy and by the loss of rental income insurance policy held by Landlord or Tenant. Each party shall use best efforts to cause its insurance carriers to consent to the foregoing waiver of rights or subrogation against the other party. Notwithstanding the foregoing, no such release shall be effective unless the aforesaid insurance policy or policies shall expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

     18. INDEMNIFICATION: Tenant shall defend and indemnify Landlord and save it harmless from and against any and all liability, damages, costs or expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors in or about the Building or Premises, or arising from any injury or damage to any person or property, occurring in or about the Building or Premises as a result of any act, omission or negligence of Tenant, or its officers, contractors, licensees, agents, employees, guests or visitors, or arising from any breach or default under this Lease by Tenant. Tenant shall at its own expense, keep and maintain in full force and effect during the term of this Lease, a policy of comprehensive public liability insurance insuring Tenant's activities with respect to the Premises or the Building against loss, damage or liability for personal injury or death or loss or damage to property with a limit of not less than $1,000,000 combined single limit. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide. No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days' prior written notice to Landlord. Tenant shall deliver to Landlord upon the Commencement Date and from time to time thereafter copies of policies of such insurance or certificates evidencing the existence and amounts of same with loss payable clauses satisfactory to Landlord. In no event shall the limits of such policies be considered as limiting the liability of Tenant under this Lease.
The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, or invitees; provided, that in no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon resulting from acts by third parties or occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinkler, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building.

     Landlord shall not be liable for any loss or damage to person or property sustained by Tenant or other persons, which may be caused by theft, or by any act of neglect of any tenant or occupant of the Building or any third parties.

     19.  ASSIGNMENT AND SUBLETTING:

          (a) Assignment or Sublease. Tenant shall not assign, mortgage, encumber or otherwise transfer this Lease nor sublet the whole or any part of the Premises without in each case first obtaining

               Landlord's written consent which may be withheld at Landlord's sole discretion. No such assignment, subletting or other transfer shall relieve Tenant of any liability under this Lease. Consent to any such assignment, subletting or other transfer shall not operate as a waiver of the necessity for consent to any subsequent assignment, subletting or transfer. If such consent is requested, Landlord reserves the right to terminate this Lease, or, if consent is requested for subletting less than the entire Premises, to terminate this Lease with respect to the portion for which such consent is requested, at the proposed effective date of such subletting, in which event Landlord shall enter into the relationship of landlord and tenant with any such subtenant or assignee, based on the rent (and/or other compensation) and the term agreed to by such subtenant or assignee and otherwise upon the terms and conditions of this Lease. Each request for an assignment or subletting must be accompanied by a processing fee of $250 in order to reimburse Landlord for expenses, including attorneys fees, incurred in connection with such request.

                    If Tenant is a corporation, any transfer of this Lease by
               merger, consolidation or liquidation, or any change in the ownership of, or power to vote, a majority of its outstanding voting stock, shall constitute an assignment for the purpose of this Section.

                    If Tenant is a partnership, any transfer of this Lease by
               merger, consolidation, liquidation, dissolution, or any change in the ownership of a majority of the partnership interests shall constitute an assignment for the purpose of this Section. Notwithstanding anything to the contrary in the foregoing, Tenant shall have the right to assign or sublease to related entities, provided that at least 50% of the general partnership interests in each related entity are owned by the same people who own at least 50% of the general partnership interests in Tenant at the time of execution of this Lease. Landlord has given its consent to Tenant subleasing to Cable, Howse & Cozadd.

          (b) Assignee Obligations. As a condition to Landlord's approval, any potential assignee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant for the payment of Rent and performance of all terms, covenants and conditions of this Lease.

          (c) Sublessee Obligations. Any sublessee shall assume all obligations of Tenant as to that portion of the Premises which is subleased to such sublessee and shall be jointly and severally liable with Tenant for rental and other payments and performance of all terms, covenants, and conditions of such approved sublease. In connection with any sublease or assignment, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

          (d) Conditional Consents. Any consent by Landlord to any assignment or subletting may be subject to such terms and conditions as Landlord shall determine and all such terms and conditions shall be binding upon any person holding by, under or through Tenant.

     20. ADVERTISING: Tenant shall not inscribe any inscription, or post, place, or in any manner display any sign, graphic, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, such consent to be at Landlord's sole discretion. Any such consent by Landlord shall be upon the understanding and condition that Tenant will remove the same at the expiration or sooner termination of this Lease and Tenant shall repair any damage to the Premises or the Building caused thereby.

     21.  LIENS AND INSOLVENCY:

          (a) Liens. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed and materials ordered or obligations incurred by or on behalf of Tenant and hereby indemnifies and holds Landlord harmless from any liability from any such lien, including without limitation, liens arising from the work performed pursuant to Section V of Exhibit B hereto. In the event any lien is filed against the Building, the Land or the Premises by any person claiming by, through or under Tenant. Tenant shall, upon request of Landlord, at Tenant's expense immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord, the Land and the Building against all liability, costs and expenses, including attorneys fees, which Landlord may incur as a result thereof. Provided that such bond has been furnished to Landlord, Tenant, at its sole cost and expense and after written notice to Landlord, may contest, by appropriate proceedings conducted in good faith and with due diligence, any lien, encumbrance or charge against the Premises arising from work done or materials provided to and for Tenant, if and only if, such proceedings suspend the collection thereof from Landlord, Tenant and the Premises and neither the Premises, the Building nor any part thereof or interest therein is or will be in any danger of being sold, forfeited or lost.

          (b) Insolvency. If Tenant becomes insolvent or voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, Landlord at its option may terminate this Lease and Tenant's right of possession under this Lease and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding.

     22.  DEFAULT:

          (a) Cumulative Remedies. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to restrain by injunction the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.

          (b) Tenant's Right to Cure. Tenant shall have a period of three days from the date of written notice from Landlord to Tenant within which to cure any default in the payment of Rent, Additional Rent and other sums due hereunder. Tenant shall have a period of 10 days from the date of written notice from Landlord to Tenant within which to cure any other default hereunder; provided, however, that with respect to any such default which cannot be cured within 10 days, the default shall not be deemed to be uncured if Tenant commences to cure within 10 days and for so long as Tenant is diligently prosecuting the cure thereof.

          (c) Vacation and Abandonment. Vacation shall be defined as a prolonged absence from the Premises. Abandonment shall be defined as an absence from the Premises of five days or more while Tenant is in default. Any vacation or abandonment by Tenant shall be considered a default with no right to cure, allowing Landlord to re-enter the Premises under Section 22(d).

          (d) Landlord's Re-entry. Upon an uncured default of this Lease by Tenant, Landlord, besides other rights or remedies it may have, at its option, may enter the Premises or any part thereof, either with or without process of law, and expel, remove or put out Tenant or any other persons who may be thereon, together with all personal property found therein; and Landlord may terminate this Lease, or it may from time to time, without terminating this Lease and as agent of Tenant, relet the Premises or any part thereof for such term or terms (which may be for a term less than or extending beyond the term hereof) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to repair, renovate, remodel, redecorate, alter and change the Premises, Tenant remaining liable for any deficiency computed as hereinafter set forth. In the case of any default, re-entry and/or dispossession by summary proceedings or otherwise, all Rent and Additional Rent shall become due thereupon and be paid up to the time of such re-entry or dispossession, together with such expenses as Landlord may incur for attorneys fees, advertising expenses, brokerage fees and/or putting the Premises in good order or preparing the same for re-rental, together with interest thereon as provided in Section 38(g) hereof, accruing from the date of any such expenditure by Landlord.

          (e) Re-letting the Premises. At the option of Landlord, rents received by Landlord from such re-letting shall be applied first to the payment of any indebtedness from Tenant to Landlord other than Rent and Additional Rent due hereunder; second, to the payment of any costs and expenses of such re-letting and including, but not limited to, attorneys fees, advertising fees and brokerage fees, and to the payment of any repairs, renovations, remodeling, redecoration, alterations and changes in the Premises; third, to the payment of Rent and Additional Rent due and to become due hereunder, and, if after so applying said rents there is any deficiency in the Rent or Additional Rent to be paid by Tenant under this Lease, Tenant shall pay any deficiency to

               Landlord monthly on the dates specified herein and any payment made or suits brought to collect the amount of the deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month. The failure or refusal of Landlord to re-let the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to re-let, or in the event of re-letting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder. No such re-entry or taking possession of the Premises shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach and default. Should Landlord at any time terminate this Lease by reason of any default, in addition to any other remedy it may have, it may recover from Tenant the amount of Rent and Additional Rent reserved in this Lease for the balance of the Term, as it may have been extended, over the then fair market rental value of the Premises for the same period, plus all court costs and attorneys fees incurred by Landlord in the collection of the same.

          (f) Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under it; including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Premises or to have a continuance of this Lease for the term hereof, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

          (g) Nonpayment of Additional Rent. All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed Additional Rent and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of Rent.

     23. PRIORITY: This Lease is technically a sublease in that the Land is subject to a Ground Lease ("Ground Lease") between First Interstate Bank of Washington, N.A., as Ground Lessor and the Landlord named herein as Ground Lessee. This Lease shall not terminate or be terminable by Tenant by reason of any termination of the Ground Lease by summary proceedings or otherwise. If requested by the Ground Lessor, Tenant shall enter into a new lease with the Ground Lessor for the balance of the term of this Lease upon the same terms and conditions as set forth herein, or shall attorn to the Ground Lessor provided the Ground Lessor agrees to recognize this Lease as long as Tenant shall not be in default hereunder beyond the period for curing the same. Tenant hereby waives the provisions of any statute or rule of law now or hereafter in effect which may give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event the Ground Lease is terminated.

     This Lease shall be subordinate to any first mortgage or deed of trust now existing of hereafter placed upon the Land, the Building or the Premises or upon Landlord's interest under the Ground Lease, created by or at the instance of Landlord, and to any and all advances to be made thereunder, and to interest thereon and all modifications, renewals and replacements or extensions thereof ("Landlord's Mortgage"), provided however, that the holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage may elect to continue this Lease in full force and effect; and in such event, Tenant shall attorn to such person or persons. Tenant shall properly execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may require to effectuate the provisions of this section. This Lease shall not be subordinate to any mortgage or deed of trust now existing or hereafter placed upon the Land, the Building or the Premises created by or at the instance of the Ground Lessor (as contrasted with a mortgage or deed of trust placed at the instance of Landlord and joined in by the Ground Lessor) without the prior written consent of each of Tenant, Landlord, and the holder of any Landlord's Mortgage. Tenant's subordination hereunder is conditioned upon execution and delivery to Tenant of a fully executed Subordination, Non-Disturbance, and Attornment Agreement in the form customarily used for the Building with respect to the Premises.

     24. SURRENDER OF POSSESSION: Subject to the terms of Section 16 relating to damage and destruction, upon expiration of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear excepted.

     25. REMOVAL OF PROPERTY: Tenant shall remove all of its moveable property and trade fixtures which can be removed without damage to the Premises at the termination of this Lease either by expiration of the term or other cause, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of re-entry, Landlord may remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant shall not pay the cost of storing any such property after it has been stored for a period of 30 days or more, Landlord may, at its option, sell, or permit to be sold, any or all such property at public or private sale, in such manner and at such times and places as landlord in its sole discretion may deem proper, without notice to Tenant, unless notice is required under applicable statutes, and shall apply the proceeds of such sale: first to the cost and expense of such sale, including reasonable attorneys fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and, fourth, the balance, if any, to Tenant.

     26. NON-WAIVER: Waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent or Additional Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent or Additional Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent or Additional Rent.

     27. HOLDOVER: If Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated as provided by applicable state law. During such tenancy, Tenant agrees to pay to Landlord the greater of (a) rent based on the then quoted rates for similar space in the Building and (b) the rent stated herein and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

     28.  CONDEMNATION:

          (a) Entire Taking. If all of the Premises or such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease shall automatically terminate as of the date title vests in the condemning authority and all Rents, Additional Rents and other payments shall be paid to that date.

          (b) Constructive Taking of Entire Premises. In the event of a taking of a material part but less than all of the Building, where Landlord shall reasonably determine that the remaining portions of the Premises cannot be economically and effectively used by it (whether on account of physical, economic, aesthetic or other reasons), Landlord shall forward a written notice to Tenant of such determination not more than 60 days after the date of taking. The term of this Lease shall expire upon such date as Landlord shall specify in such notice but not earlier than 60 days after the date of such notice.

          (c) Partial Taking. In case of taking of a part of the Premises, or a portion of the Building not required for the reasonable use of the Premises, then this Lease shall continue in full force and effect and the Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such Rent reduction to be effective as of the date title to such portion vests in the condemning authority.

          (d) Termination by Landlord. In the event that title to a part of the Building other than the Premises shall be so condemned or taken and if, in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, the Landlord may terminate this Lease and the term and estate hereby granted by notifying the Tenant of such termination within 60 days following the date of vesting of title, and this Lease and the terms and estate hereby granted shall expire on the date specified in the notice of termination, not less than 60 days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the Rent hereunder shall be apportioned as of such date.

          (e) Awards and Damages. Landlord reserves all rights to damage to the Premises for any partial, constructive, or entire taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award, and Tenant shall make no claim against Landlord or the condemning authority for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, business interruption or taking of Tenant's personal property (not including Tenant's leasehold interest) provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not out of or as part of the damages recoverable by Landlord.

     29. NOTICES: All notices under this Lease shall be in writing and delivered in person or sent by registered or certified mail, postage prepaid, to Landlord and to Tenant at the Notice Addresses provided in Section 1(j) (provided that after the Commencement Date any such notice may be so mailed or delivered by hand to Tenant at the Premises) and to the holder of any mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or such other addresses as may from time to time be designated by any such party in writing. Notices mailed as aforesaid shall be deemed given on the date of such mailing.

     30. COSTS AND ATTORNEYS FEES: If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent, Additional Rent or other payments hereunder or possession of the Premises each party shall, and hereby does, to the extent permitted by law, waive trial by jury and the losing party shall pay the prevailing party a reasonable sum for attorneys fees in such suit, at trial and on appeal, and such attorneys fees shall be deemed to have accrued on the commencement of such action.

     31. LANDLORD'S LIABILITY: Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and building, but are made and intended for the purpose of binding only the Landlord's interest in the Premises and Building, as the same may from time to time be encumbered. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord or its partners or their respective heirs, legal representatives, successors, and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained.

     32. LANDLORD'S CONSENT: Except as specified in other provisions of this Lease, whenever Landlord's consent is required under the terms hereof, such consent shall not be unreasonably withheld, provided, the withholding of Landlord's consent due to any mortgagee's refusal to grant its consent, shall not be deemed unreasonable.

     33. ESTOPPEL CERTIFICATES: Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: The date this Lease was executed and the date it expires; the date the term commenced and the date Tenant accepted the Premises; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying: That this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of agreement so affecting this Lease): that this Lease represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by the Landlord have been satisfied, including, but without limitation, all co-tenancy requirements, if any; that all required contributions by landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by the Landlord; that no Rent has been paid more than one month in advance; and that no security has been deposited with Landlord (or, if so, the amount thereof). It is intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within 10 days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee and that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in the Lease, and that not more than one month's Rent has been paid in advance.

     34. TRANSFER OF LANDLORD'S INTEREST: In the event of any transfer or transfers of Landlord's interest in the Premises or in the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer and Tenant agrees to attorn to the transferee.

     35. RIGHT TO PERFORM: If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for 10 days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of

Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

     36. SUBSTITUTED PREMISES: If the Premises contain an area of 2,000 square feet or less, Landlord shall have the right at any time prior to the commencement of construction of Tenant's improvements in the Premises, upon giving Tenant not less than 30 days' notice in writing, to provide and furnish tenant with space elsewhere in the Building of approximately the same size as the Premises and to place Tenant in such space. If Tenant gives Landlord written notice of its refusal to be placed in such Substituted Premises within such 30-day period, Landlord shall have the right to forthwith cancel and terminate this Lease. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the "Premises."

     37. CORPORATE AUTHORITY: If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant and in accordance with the bylaws of Tenant, and that this Lease is binding upon Tenant in accordance with its terms. Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease.

     38.  GENERAL:

          (a) Headings. Titles to Sections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

          (b) Heirs and Assigns. All of the covenants, agreements, terms and conditions contained in this Lease shall inure to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

          (c) No Brokers. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this Section 38(c) shall not apply to brokers with whom Landlord has an express written broker agreement.

          (d) Entire Agreement. This Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the leasing, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understandings pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant, except for that certain Subordination, Attornment, and Non-Disturbance Agreement, in the form customarily used for the Building, with respect to the Premises.

          (e) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

          (f) Open Occupancy. To the extent required by law, this Building shall be an open occupancy building.

          (g) Overdue Payments. Any Rent, Additional Rent or other sums payable by Tenant to Landlord under this Lease for which payment is five (5) days late, shall bear interest at a rate equal to three percent (3%) above the prime rate of interest charged from time to time by First Interstate Bank of Washington, or its successor, but not in excess of the highest lawful rate permitted under applicable laws, calculated from the original due date thereof to the date of payment.

          (h) Force Majeure. Time periods for Landlord's performance under any provisions of this Lease shall be extended for periods of time during which the Landlord's performance is prevented due to circumstances beyond the Landlord's control, including without limitation, strikes, embargoes, governmental regulations, acts of God, war or other strife.

          (i) Right to Change Public Spaces. Landlord shall have the right at any time after the completion of the Building, without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other like public service portions of the Building. Nevertheless, in no event shall Landlord diminish any service, change the arrangement or location of the elevators serving the Premises, make any change which shall diminish the area of the Premises, make any change which shall interfere with access to the Premises or change the character of the Building from that of a first-class office building.

          (j) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the state of Washington.

          (k) Building Directory. Landlord shall maintain in the lobby of Building a directory board which shall include the name of Tenant and any other names reasonably requested by Tenant in proportion to the number of listings given to comparable tenants of the Building.

     IN WITNESS WHEREOF this Lease has been executed the day and year first above set forth.

     LANDLORD:                     WRIGHT-CARLYLE SEATTLE, a Washington
                                   general partnership

                                   By:  999 Management Ltd., a Washington
                                        limited partnership, Managing Agent

                                   By:  Wright Runstad & Company, General
                                        Partner

                                    By  H. Jon Runstad
                                      ----------------------------------
                                        H. Jon Runstad, President and

                                           Chief Executive Officer

     TENANT:                           CABLE, HOWSE & RAGEN

                                       By
                                         -------------------------------
                                            Thomas J. Cable

                                       By
                                         -------------------------------
                                            Elwood D. Howse, Jr.

                                       By   Brooks G. Ragen
                                         -------------------------------
                                            Brooks G. Ragen

STATE OF WASHINGTON      )
                         ) ss:
COUNTY OF SNOHOMISH      )

     THIS IS TO CERTIFY that on this 14th day of February, 1984, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the President and Chief Executive Officer of WRIGHT RUNSTAD & COMPANY, the general partner of 999 Management Ltd., the partnership that executed the within and foregoing instrument as managing agent of WRIGHT-CARLYLE SEATTLE, a general partnership, and acknowledged the said instrument to be the free and voluntary act and deed of said general partnership for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.



                                                Phyllis L. Carlson
                                          -------------------------------------
                                          Notary public in and for the state of
                                          Washington, residing at Everett



                        TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss:
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this _________ day of ___________, 19____ before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared ____________________ and ____________________, to me known to be the ____________________ and
____________________ respectively, of ____________________, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and on oath stated that they were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.




                                       ----------------------------------------
                                       Notary public in and for the state of
                                       Washington, residing at______________

                       TENANT PARTNERSHIP ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss:
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 9th day of November, 1983 before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Brooks Ragen and ____________________, partners, of Cable, Howse & Ragen, a partnership, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said partnership for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument on behalf of said partnership.

     WITNESS my hand and official seal the day and year in this certificate first above written.




                                               Joanne E. Stauffer
                                       ----------------------------------------
                                       Notary public in and for the state of
                                       Washington, residing at Seattle, Wash.

                        TENANT INDIVIDUAL ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss:
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this _________ day of ___________, 19____ before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared __________________________ and

___________________________________ to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged to me that _____________ signed the same as ___________ free and voluntary act and deed for the uses and purposes therein mentioned.

     WITNESS my hand and official seal the day and year in this certificate first above written.





                                       ----------------------------------------
                                       Notary public in and for the state of
                                       Washington, residing at _________

                                FIRST AMENDMENT
                           TO LEASE AGREEMENT BETWEEN
                      WRIGHT-CARLYLE SEATTLE ("LANDLORD")
                                      AND
                    RAGEN MACKENZIE INCORPORATED ("TENANT")

     This First Amendment is to that certain Lease Agreement dated November 8, 1983, between Wright-Carlyle Seattle, a Washington general partnership, as Landlord, and Cable, Howse & Ragen, hereinafter referred to as Ragen MacKenzie Incorporated, a Washington corporation, as Tenant ("Lease").

     As parties hereto, Landlord and Tenant agree to amend the Lease as follows:

     9.   Tenant's Identity:  Hereinafter, Tenant shall be recognized as Cable,
          -----------------
          Howse & Ragen, doing business as Ragen MacKenzie Incorporated, a Washington corporation.

     10.  Notice Addresses:  Section 1(j) shall be amended to read:
          ----------------

Landlord:           Wright-Carlyle Seattle
                    Suite 1010, 999 Third Avenue
                    Seattle, Washington  98104

Tenant:             Ragen MacKenzie Incorporated
                    4300 First Interstate Center
                    999 Third Avenue
                    Seattle, Washington  98104

     11.  Ratification:  Except as herein specifically provided, that Lease and
          ------------
          this First Amendment to Lease are hereby ratified and approved.

     12. The intent of this First Amendment is to change Tenant's name to Ragen MacKenzie Incorporated.

     Dated at Seattle, Washington, this 19th day of December, 1988.

          LANDLORD:      WRIGHT-CARLYLE SEATTLE,
                         a Washington general partnership

              By:        999 MANAGEMENT LTD., a Washington
                         limited partnership
                         Its Managing Agent

               By:  WRIGHT RUNSTAD ASSOCIATES

                              LIMITED PARTNERSHIP,
                              a Washington limited partnership
                              Its General Partner

                              By:  WRIGHT RUNSTAD & COMPANY
                                   a Washington corporation
                                   Its General Partner

                              By:  H. Jon Runstad
                                  --------------
                                   H. Jon Runstad
                                   Its President and
                                   Chief Executive Officer

           TENANT:        RAGEN MacKENZIE INCORPORATED

               By:    Robert J. Mortell, Jr.
                     ----------------------
                      Robert J. Mortell Jr.
                      Chief Financial Officer

STATE OF WASHINGTON  )
                     ) ss
COUNTY OF KING       )

     THIS IS TO CERTIFY that on this 24th day of June, 1991, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be the President and CEO of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of 999 MANAGEMENT LTD., a limited partnership, to me known to be the managing agent of WRIGHT-CARLYLE SEATTLE, a Washington general partnership, the general partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and an oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.



                                        Phyllis L. Carlson
                                     ------------------------
                                     Notary Public in and for the State of
                                     Washington, residing at Seattle
                                     My appointment expires 4/25/95



                        TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON  )
                     ) ss
COUNTY OF KING       )

     THIS IS TO CERTIFY that on this 16th day of December, 1988, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn personally appeared Robert J. Mortell, Jr., to me known to be the Chief Financial Officer of Ragen MacKenzie Incorporated, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                                       Lauren Hazel Taft
                                     ----------------------
                                     Notary Public in and for the State of
                                     Washington, residing at Seattle
                                     My appointment expires May 5, 1992

                      SECOND AMENDMENT TO LEASE AGREEMENT
                                    BETWEEN
                      WRIGHT-CARLYLE SEATTLE ("LANDLORD")
                                      AND
                    RAGEN MACKENZIE INCORPORATED ("TENANT")


     This Second Amendment is to that certain Lease Agreement dated November 8, 1983, as amended by First Amendment to Lease Agreement dated December 19, 1988, by and between Wright-Carlyle Seattle, a Washington general partnership as Landlord, and Cable, Hose & Ragen, hereinafter referred to as Ragen MacKenzie Incorporated, a Washington corporation, as Tenant ("Lease").

     As parties hereto, Landlord and Tenant agree to further amend the Lease as follows:

     1.   SECTION 1(c) AGREED AREAS, SHALL BE AMENDED TO READ:

          Agreed Areas: As used in this Lease, Landlord and Tenant agree to the following areas and percentage: area of Building: 915,883 net rentable square feet; area of Tenant's Premises: 21,109 net rentable square feet on Floor 43; Tenant's Percentage of the Building: approximately 2.30%.

          In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust Tenant's Percentage of the Building to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

     2.   SECTION 1(e) COMMENCEMENT DATE, SHALL BE AMENDED TO READ:

          Commencement Date of Initial Term of the Lease: February 3, 1984. Commencement Date of Lease Extension: February 1, 1994.

     3.   SECTION 1(f) EXPIRATION DATE, SHALL BE AMENDED TO READ:

          Expiration Date:  January 31, 1999.

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

     4.   SECTION 1(g) RENT, SHALL BE AMENDED TO READ:

          RENT. Rent shall be payable monthly on or before the first day of each month. Rent for each year of the lease term as extended by this Second Amendment shall be one-twelfth (1/12) of the annual rent calculated by multiplying the dollar amounts set forth below times the number of rentable square feet then included within the Premises.
          Rent shall be adjusted from time to time as provided in Sections 9 - 10 of the Lease.

Time Period                   $ per Square Foot per Year
---------------------------   ---------------------------
February 3, 1983 through                          $27.50
January 31, 1994

February 1, 1994 through                          $22.00*
February 28, 1995

March 1, 1995 through                             $22.00
January 31, 1997

February 1, 1997 through                          $24.00
January 31, 1998

February 1, 1998 through                          $24.50
December 31, 1998

January 1, 1999 through                           $24.50*
January 31, 1999

--------------

* Rent Abatement

(1) No Rent shall be due for the following months (the "Free Rent Months," collectively): February 1, 1994, through February 28, 1995, and January 1999.

(2) The entire Rent otherwise due and payable for the Free Rent Months shall become immediately due and payable upon the occurrence of an event of monetary or other material default by Tenant under this Lease.

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

     5.   SECTION 1(i) PARKING, SHALL BE AMENDED TO READ:

          Tenant shall have the right to lease twenty-one (21) parking stalls in the Building, on an unassigned basis at the prevailing monthly rates as established by the Landlord's parking operator from time to time. The leasing of parking stalls by Tenant shall be subject to such rules and regulations as Landlord, Landlord's parking operator and/or the City of Seattle may require from time to time.

          Landlord will work with Tenant to satisfy its parking needs to the extent possible given the terms or conditions of the other leases in the Building. So long as there is a surplus of parking stalls in the Building garage due to First Interstate Bank not using all of the parking called for in its lease, Tenant may lease up to forty-seven
          (47) parking stalls in the Building garage.

     6.   SECTION 1(k) EXHIBITS, SHALL BE AMENDED TO READ:

Exhibit A -     Floor Plan of Premises

Exhibit B   -   Tenant Improvements

Exhibit B.1 -   Tenant Improvement Plans

Exhibit B.2 -   Tenant Improvements Paid by Tenant

Exhibit C -     Addendum to Lease

Exhibit D -     Tenant Improvements to be Done in 1992 in Conjunction with the
                Second Amendment

Exhibit E -     Tenant Improvement Budget, dated 07/09/92

     7. SECTION 8, COSTS OF OPERATIONS AND ENERGY, SUBSECTION (a) DEFINITIONS, SUBSECTION (i)(2)(C), SHALL BE AMENDED TO READ:

          (C) Depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except Other Operating Costs shall include amortization of capital improvements (i) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, provided that such amortization shall not exceed the reasonably expected

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

               savings in operating costs, or (ii) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law, or any new interpretation of a law).

     8. SECTION 8, COSTS OF OPERATIONS AND ENERGY, SUBSECTION (a) DEFINITIONS, SUBSECTION (iii) "BASE SERVICES YEAR" IS AMENDED TO READ:

          (iii) From the Commencement Date of the Lease through January 31, 1994, "Base Services Year" shall mean 1984. As of February 1, 1994, "Base Services Year" shall mean 1994.

     9.   SECTION 9, REAL PROPERTY TAXES, SUBSECTION (a) DEFINITIONS, SUBSECTION
          (iv) "BASE TAX AMOUNT" IS AMENDED TO READ:

          (iv) From the Commencement Date of the Lease through January 31, 1994, pass-throughs for increases in Real Property Taxes shall be based on the "Base Tax Amount" of $913,300 (approximately $1.00 per square foot of rentable area) multiplied by Tenant's Percentage of the Building. As of February 1, 1994, pass-throughs for increases in Real Property Taxes shall be based on the "Base Tax Amount" as assessed in 1994 multiplied by Tenant's Percentage of the Building.

    10. SECTION 18, INDEMNIFICATION, SHALL BE RE-TITLED "INDEMNIFICATION AND INSURANCE" AND SHALL BE AMENDED TO READ:

          (A) INDEMNIFICATION: Tenant shall indemnify and hold Landlord harmless from and against liabilities, damages, losses, claims and expenses, including attorneys fees, arising from any act, omission, or negligence of Tenant or its officers, contractors, licensees, agents, employees, clients or customers in or about the Building or Premises or arising from any injury or damage to any person or property, occurring in or about the Building or Premises or arising from any breach or default under this Lease by Tenant. The foregoing provisions shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

               Landlord shall indemnify and hold Tenant harmless from and against all liabilities, damages, losses, claims and expenses, including attorneys fees, arising from any act, omission or negligence of Landlord or its officers, contractors, licensees, agents or employees in or about the Building or Premises, or arising from any injury or damage to any person or property, occurring in or about the Building or Premises or arising from any breach or default under this Lease by Landlord. The foregoing provisions shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Tenant, or its officers, contractors, licensees, agents, employees, clients or customers or other tenants of the Building.

          (B)  INSURANCE:

               (a)  Tenant's Insurance.  Tenant shall, throughout the term of
                    ------------------
                    this Lease and any renewal hereof, at its own expense, keep and maintain in full force and effect, a policy of commercial general liability insurance, occurrence form, with the Landlord as an additional insured, including contractual liability coverage covering Tenant's obligations under this Section 18, insuring Tenant's activities upon, in or about the Premises or the Building against claims of bodily injury or death or property damage or loss with a limit of not less than One Million Dollars ($1,000,000) combined single limit per occurrence.

                    Tenant shall also carry what is commonly referred to as "all risk" coverage insurance (excluding earthquake and flood) on Tenant's leasehold improvements in an amount not less than one hundred percent (100%) of the current replacement value thereof.

                (b) Insurance Policy Requirements.  All insurance policies
                    -----------------------------
                    required under this Section 18 shall be with companies reasonably approved by Landlord and each policy shall provide that it is not subject to cancellation or reduction in limits except after forty-five (45) days' prior written notice to Landlord, except after ten (10) days' prior written notice

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

                    to Landlord in the case of non-payment of premium. Tenant shall deliver to Landlord upon the Commencement Date and from time to time thereafter, certificates evidencing the existence and amounts of all such policies.

    11. SECTION 19, ASSIGNMENT AND SUBLETTING, SHALL BE AMENDED BY THE ADDITION OF SUBSECTION (e) TO READ:

          (e) Notwithstanding the foregoing, in the event of an assignment by merger, consolidation or liquidation, or any change in the ownership of, or power to vote, a majority of Tenant's outstanding voting stock, Landlord shall not unreasonably withhold or delay its consent to the proposed assignment or sublease if all of the following conditions are satisfied:

               1)  The use of the Premises would be a permitted use;

               2) The proposed transferee is reputable, of sound financial condition, and is sufficiently creditworthy to lease directly from Landlord; and

               3) The operations of the proposed assignee or sublessee would be managed in a manner and by persons whose qualifications and experience are reasonably acceptable to Landlord.

    12. EXHIBIT C, ADDENDUM TO LEASE, ITEM 1, OPTIONS TO EXTEND TERM, IS EXERCISED BY THIS SECOND AMENDMENT AND SHALL BE HENCEFORTH DELETED.

    13. EXHIBIT C, ADDENDUM TO LEASE, ITEM 2, OPTIONS FOR EXPANSION, SHALL BE HENCEFORTH DELETED (Tenant has passed on both Options One and Two).

    14. EXHIBIT C, ADDENDUM TO LEASE, ITEM 3, PARKING, SHALL BE HENCEFORTH DELETED. See Section 1(i), Parking, in this Second Amendment, above.

    15. EXHIBIT C, ADDENDUM TO LEASE, ITEM 5, RIGHT OF FIRST OFFER, SHALL BE AMENDED TO READ:

          From June 1, 1992, through January 31, 1994, when space becomes available on Floor 42 Landlord shall specify in writing to Tenant the

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

          exact space, time at which it will become available, and the rental rate for such space. Tenant shall then respond in writing as to whether or not Tenant will lease that space on the terms specified in such letter. If Tenant responds in the negative or if Tenant does not respond within twenty (20) days after the receipt of such letter, Landlord may lease the space to another entity provided, however, before Landlord shall lease the space to another entity at terms which are substantially more favorable for the lessee than those specified in the letter referenced above, Landlord shall reoffer the space to Tenant on those more favorable terms. If Landlord finds it necessary to reoffer this space to Tenant because of the change in terms, Tenant shall have only ten (10) days to respond to this new offer.

          From February 1, 1994, through January 31, 1999, Tenant shall have a similar Right of First Offer on Floor 42, which shall be subordinate to any expansion options and/or rights of first offer of any other tenant which occupies more than 11,500 net rentable square feet on Floor 42.

    16.   EXHIBIT C, ADDENDUM TO LEASE, ITEM 8, BROKERAGE FEE, SHALL BE ADDED TO
          READ:

          Landlord shall pay a brokerage fee of $3.50 per rentable square foot for a total payment of $73,881.50 directly to Tenant upon full execution of this Second Amendment.

    17. EXHIBIT D, TENANT IMPROVEMENTS TO BE DONE IN 1992 IN CONJUNCTION WITH THE SECOND AMENDMENT (THE "WORK LETTER"), AND EXHIBIT E, TENANT IMPROVEMENT BUDGET, DATED 07/09/92, ATTACHED HERETO, SHALL BE INSERTED.

    18. EFFECTIVE DATE. This Second Amendment shall be effective as of June 1, 1992.

    19. RATIFICATION. Except as herein specifically provided, the Lease, this Second Amendment to the Lease Agreement, and all previous Amendments to Lease Agreement, are hereby ratified and approved.

    20.   THE INTENT OF THIS SECOND AMENDMENT IS TO:

          a. Revise Tenant's Percentage of Building based on the recalculation of the rentable area of the Building.

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

          b.  Extend the term of the Lease by 5 years.

          c.  Revise the rental rate schedule.

          d.  Revise the number of stalls Tenant may lease.

          e.  Revise definitions of Other Operating Costs.

          f.  Revise the Base Services Year as of 1994.

          g. Revise the language in the Insurance section to reflect current insurance coverages available and to name Landlord as an additional insured.

          h. Revise the language in the Assignment section to define the conditions under which an assignment will be approved by Landlord.

          i.  Delete the extension option exercised by this Second Amendment.

          j.  Delete the expansion options.

          k.  Revise Tenant's Right of First Offer.

          l. Acknowledge that Landlord will pay Tenant a brokerage fee in conjunction with this Second Amendment.

          m. Define the tenant improvements Landlord will provide in 1992 in conjunction with this Second Amendment and the budget therefore.

     DATED AT SEATTLE, WASHINGTON THIS 24TH DAY OF AUGUST, 1992.

     LANDLORD:      WRIGHT-CARLYLE SEATTLE,

                    a Washington general partnership

                    By: 999 MANAGEMENT LTD., a Washington limited partnership Its Managing Agent

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

                    By:  WRIGHT RUNSTAD ASSOCIATES LIMITED
                         PARTNERSHIP,

                         a Washington limited partnership
                         Its General Partner

                         By:  WRIGHT RUNSTAD & COMPANY

                              a Washington corporation
                              Its General Partner

                              By: H. Jon Runstad
                                  ----------------------

                              Its President and Chief Executive Officer

     TENANT:   RAGEN MacKENZIE INCORPORATED

               By: Brooks G. Ragen
                   -----------------------
                     Its: Chairman
                          ----------------



     (Notary Acknowledgment attached)

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2


                            LANDLORD ACKNOWLEDGMENT


STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 24th day of August, 1992, before me, the
                                     ----        ------
undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad, to me known to be
                                            --------------
the President and CEO of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to
    -----------------
be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of 999 MANAGEMENT LTD, a limited partnership, to me known to be the managing agent of WRIGHT-CARLYLE SEATTLE, a Washington general partnership, the general partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                   [signature illegible]
                   ---------------------

                   Notary Public in and for the state of Washington, residing at Seattle
                   -------------------------------------------------------------
                   My appointment expires 3/29/96
                                          -------


                        TENANT CORPORATE ACKNOWLEDGMENT


STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 11th day of July, 1992, before me, the
                                     ----        ----
undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Brooks G. Ragen, to me known to be
                                            ---------------
the CEO & Chairman of the Board of RAGEN MACKENZIE INCORPORATED, the corporation
    ---------------------------
that executed the within and foregoing instrument, and acknowledged the said

Second Amendment to Lease Agreement
Ragen MacKenzie Incorporated
Page 2

instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                   Cheri Lee Hale
                   --------------------------------------

                   Notary Public in and for the state of
                   Washington, residing at
                   Bremerton, Washington
                   --------------------------------------
                   My appointment expires: 6-10-96
                                           -------

                       THIRD AMENDMENT TO LEASE AGREEMENT
                                    BETWEEN
                      WRIGHT-CARLYLE SEATTLE ("LANDLORD")
                                      AND
                    RAGEN MACKENZIE INCORPORATED ("TENANT")

     This Third Amendment is to that certain Lease Agreement dated November 8, 1983, as amended by First Amendment to Lease Agreement dated December 19, 1988, and by Second Amendment to Lease Agreement dated August 24, 1992, by and between Wright-Carlyle Seattle, a Washington general partnership as Landlord, and Ragen MacKenzie Incorporated, a Washington corporation, as Tenant (the "Lease").

     As parties hereto, Landlord and Tenant agree to further amend the Lease as follows:

1.   SECTION 1(c) AGREED AREAS, SHALL BE AMENDED TO READ:

     Agreed Areas: As used in this Lease, Landlord and Tenant agree to the following areas and percentage: area of Building: 915,883 net rentable square feet; area of Tenant's Premises: 21,109 net rentable square feet on Floor 43 and 2,130 net rentable square feet on Floor 37; Tenant's Percentage of the Building: approximately 2.30% on Floor 43 and approximately 0.23% on Floor 37.

     In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust Tenant's Percentage of the Building to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

2.   SECTION 1(e) COMMENCEMENT DATE, SHALL BE AMENDED TO READ:

     Commencement Date of Initial Term of the Lease:  February 3, 1984.

     Commencement Date of Lease Extension for Premises on Floor 43: February 1, 1994.

     Commencement Date of the Term for the Premises on Floor 37: July 1, 1993, or the date on which Tenant takes occupancy, whichever date is earlier.

3.   SECTION 1(f) EXPIRATION DATE, SHALL BE AMENDED TO READ:

     The Expiration Date for the Premises on Floor 43 and on Floor 37 shall be January 31, 1999.

4.   SECTION 1(g) RENT, SHALL BE AMENDED TO READ:

     Rent:  Rent shall be payable monthly on or before the first day of each
     ----
     month. Rent for each month of the lease term as extended by the Second Amendment shall be one-twelfth (1/12) of the annual rent calculated by multiplying the dollar amounts set forth below times the number of rentable square feet then included within the Premises. Rent shall be adjusted from time to time as provided in Sections 9 - 10 of the Lease.

     A) Floor 43 Premises

              Time Period                  $ per Square Foot on Floor 43 per Year
----------------------------------------   --------------------------------------
February 3, 1983 through January 31, 1994              $27.50

February 1, 1994 through February 28, 1995             $22.00*

March 1, 1995 through January 31, 1997                 $22.00

February 1, 1997 through January 31, 1998              $24.00

February 1, 1998 through December 31, 1998             $24.50

January 1, 1999 through January 31, 1999               $24.50*

--------------
* Rent Abatement

(1) No Rent shall be due on the Floor 43 Premises for the following months (the "Free Rent Months," collectively): February 1, 1994, through February 28, 1995, and January 1999.

(2) The entire Rent otherwise due and payable for the Free Rent Months shall become immediately due and payable upon the occurrence of an event of monetary or other material default by Tenant under this Lease.

B)   Floor 37 Premises

              Time Period                  $ per Square Foot on Floor 43 per Year
----------------------------------------   --------------------------------------
July 1, 1993** through January 31, 1999                     $18.75

** or the date on which Tenant takes occupancy of the Floor 37 Premises, whichever date is earlier.

5.   SECTION 1(i) PARKING, SHALL BE AMENDED TO READ:

     Tenant shall have the right to lease twenty-one (21) parking stalls in the Building garage on an unassigned basis, and three (3) parking stalls in the Building garage on an unassigned or executive valet basis, at Landlord's sole discretion, at the prevailing monthly rates as established by the Landlord's parking operator from time to time. The leasing of parking stalls by Tenant shall be subject to such rules and regulations as Landlord, Landlord's parking operator and/or the City of Seattle may require from time to time.

     Landlord will work with Tenant to satisfy its parking needs to the extent possible given the terms or conditions of the other leases in the Building. So long as there is a surplus of parking stalls in the Building garage due to First Interstate Bank not using all of the parking called for in its lease, Tenant may lease up to forty-seven (47) parking stalls in the Building garage.

6.   SECTION 1(k) EXHIBITS, SHALL BE AMENDED TO READ:


Exhibit A       Floor Plan of Premises, dated 7/1/93
Exhibit B       Tenant Improvements
Exhibit B.1     Tenant Improvement Plans
Exhibit B.2     Tenant Improvements Paid by Tenant
Exhibit C       Addendum to Lease
Exhibit D       Tenant Improvements to be Done in 1992 in
                Conjunction with the Second Amendment
Exhibit E       Tenant Improvement Budget, dated 07/09/92
Exhibit F       Tenant Improvements to be Done in 1993 in
                Conjunction with the Third Amendment

7. SECTION 8, COST OF OPERATIONS AND ENERGY, SUBSECTION (a) DEFINITIONS, SUBSECTION (iii) "BASE SERVICES YEAR" IS AMENDED TO READ:

     (iii) From the Commencement Date of the Lease through January 31, 1994, "Base Services Year" for the Floor 43 Premises shall mean 1984. As of February 1, 1994, "Base Services Year" for the Floor 43 Premises shall mean 1994. The "Base Services Year" for the Floor 37 Premises shall mean 1993.

8. SECTION 9, REAL PROPERTY TAXES, SUBSECTION (A) DEFINITIONS, SUBSECTION (IV) "BASE TAX AMOUNT" IS AMENDED TO READ:

     (iv) From the Commencement Date of the Lease through January 31, 1994, pass-throughs for increases in Real Property Taxes shall be based on the "Base Tax Amount" of $913,300 (approximately $1.00 per square foot of rentable area) multiplied by Tenant's Percentage of the Building. As of February 1, 1994, pass-throughs for increases in Real Property Taxes for the Floor 43 Premises shall be based on the "Base Tax Amount" as assessed in 1994 multiplied by Tenant's Percentage of the Building on Floor 43.

           Notwithstanding anything in the Lease or this Section 9 to the contrary, pass-throughs for increases in Real Property Taxes for the Floor 37 Premises shall be based on the "Base Tax Amount" as assessed in 1993 multiplied by Tenant's Percentage of the Building on Floor 37.

9. EXHIBIT C, ADDENDUM TO LEASE, ITEM 5, RIGHT OF FIRST OFFER, SHALL BE AMENDED TO READ:

     A)    Rights of First Offer on Floor 42
           ---------------------------------

           (i) From June 1, 1992, through January 31, 1994, when space becomes available on Floor 42, Landlord shall specify in writing to Tenant the exact space, time at which it will become available, and the rental rate for such space. Tenant shall then respond in writing as to whether or not Tenant will lease that space on the terms specified in such letter. If Tenant responds in the negative or if Tenant does not respond within twenty (20) days after the receipt of such letter, Landlord may lease the space to another entity provided, however, before Landlord shall lease the space to another entity at terms which are substantially more favorable for the lessee than those specified in the letter referenced above, Landlord shall reoffer the space to Tenant on those more favorable terms. If Landlord finds it necessary to re-offer this space to Tenant because of the change in terms, Tenant shall have only ten (10) days to respond to this new offer.

          (ii) From February 1, 1994, through January 31, 1999, Tenant shall have a similar Right of First Offer on Floor 42, which shall be subordinate to any expansion options and/or rights of first offer of any other tenant which occupies more than 11,500 net rentable square feet on Floor 42.

     B)   Rights of First Offer on Floor 42
          ---------------------------------

          (i) From July 1, 1993, through January 31, 1999, Tenant shall have a Right of First Offer on space contiguous to its Floor 37 Premises. Landlord shall specify in writing to Tenant the exact space, availability, and the rental rate for such space as proposed to a third party tenant. Tenant shall then have five
               (5) business days to respond in writing to Landlord as to whether or not Tenant will lease that space on the terms specified in such letter. If Tenant responds in the negative or if Tenant does not respond within such five-day period, Landlord may lease the space to such third party tenant.

10. EXHIBIT C, ADDENDUM TO LEASE, ITEM 9, BROKERAGE FEE IN CONJUNCTION WITH THIRD AMENDMENT, SHALL BE ADDED TO READ:

     Landlord shall pay a brokerage fee of $3.50 per rentable square foot of the Floor 37 Premises for a total payment of $7,455.00 directly to Tenant upon full execution of this Third Amendment.

11. EXHIBIT C, ADDENDUM TO LEASE, ITEM 10, TENANT IMPROVEMENTS IN CONJUNCTION WITH THIRD AMENDMENT, SHALL BE ADDED TO READ:

     Landlord shall at its sole cost and expense provide and install the improvements as shown in the Marvin Stein space plan dated May 7, 1993, as shown on Exhibit F, attached hereto, using Building standard finishes.

12. EXHIBIT F, TENANT IMPROVEMENTS TO BE DONE IN 1993 IN CONJUNCTION WITH THE THIRD AMENDMENT DATED MAY 7, 1993, ATTACHED HERETO, SHALL BE INSERTED.

13. EFFECTIVE DATE. This Third Amendment shall be effective as of July 1, 1993, or the date on which Tenant takes occupancy of the Floor 37 Premises, whichever date is earlier.

14. RATIFICATION. Except as herein specifically provided, the Lease, this Third Amendment to the Lease Agreement, and all previous Amendments to Lease Agreement, are hereby ratified and approved.

Dated at Seattle, Washington this 1st day of June, 1993.

LANDLORD:      WRIGHT-CARLYLE SEATTLE,
               a Washington limited partnership

                    By:  999 MANAGEMENT LTD.,
                    A Washington limited partnership
                    Its Managing Agent

                         By:  WRIGHT RUNSTAD ASSOCIATES
                         LIMITED PARTNERSHIP,
                         A Washington limited partnership
                         Its General Partner

                              By:   WRIGHT RUNSTAD &
                                    COMPANY
                                    A Washington corporation
                                    Its General Partner


                              By:   /s/ H. Jon Runstad
                                 ----------------------------
                                        H. Jon Runstad

                                    Its President and Chief Executive
                                     Officer

TENANT:   RAGEN MacKENZIE INCORPORATED

          By:  Robert J. Mortell, Jr.
               -------------------------------

               Its       CFO
                   ---------------------------

(Notary Acknowledgment attached)

                            LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 1st day of June, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared H. Jon Runstad to me known to be the President and CEO of WRIGHT RUNSTAD & COMPANY, a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSOCIATES LIMITED PARTNERSHIP, a limited partnership, to me known to be the general partner of 999 MANAGEMENT LTD., a limited partnership, to me known to be the managing agent of WRIGHT-CARLYLE SEATTLE, a Washington general partnership, the general partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                                    [signature illegible]
                                    -------------------------------------------
                                    Notary public in and for the state of
                                    Washington, residing at Seattle
                                    My appointment expires:  3/29/96



                        TENANT CORPORATE ACKNOWLEDGMENT

STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 17th day of May, 1993, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Robert J. Mortell, Jr. to me known to be the Chief Financial Officer/Co-Chief Operating Officer of Ragen MacKenzie Incorporated, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                              Cheri L. Hale
                              -----------------------------------------------
                              Notary public in and for the state of
                              Washington, residing at Bremerton, Washington My appointment expires: 6-10-94

                      FOURTH AMENDMENT TO LEASE AGREEMENT
                                    BETWEEN
            WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP ("LANDLORD")
                                      AND
                    RAGEN MACKENZIE INCORPORATED ("TENANT")

               This Fourth Amendment is to that certain Lease Agreement dated November 8, 1983, as amended by First Amendment to Lease Agreement dated December 19,1988, by Second Amendment to Lease Agreement dated August 24, 1992, and by Third Amendment to Lease Agreement dated June 1, 1993, by and between WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP, a Washington limited partnership, as successor in the Lease to Wright-Carlyle Seattle, a Washington general partnership, as Landlord, and RAGEN MACKENZIE INCORPORATED, a Washington corporation, as successor in the Lease to Cable, Howse & Ragen, as Tenant (the "Lease").

               As parties hereto, Landlord and Tenant agree to further amend the Lease as follows:

1.        SECTION 1(C) EXPIRATION DATE, SHALL BE AMENDED TO READ:

          Agreed Areas: As used in this Lease, Landlord and Tenant agree to the following areas and percentage: area of Building is deemed to be 915,883 net rentable square feet; area of Tenant's Premises is deemed to be: 21,109 net rentable square feet on Floor 43 and 3,502 net rentable square feet on Floor 37; Tenant's Percentage of the Building is deemed to be: approximately 2.30% on Floor 43 and approximately 0.38% on Floor 37. This reflects the addition of 1,372 net rentable square feet on Floor 37, identified as the "09/01/95 Expansion Space" on the attached Exhibit A.

          In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust Tenant's Percentage of the Building to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

2. SECTION 1(F) EXPIRATION DATE, REMAINS AS ESTABLISHED IN THE THIRD AMENDMENT, TO READ:

          The Expiration Date for the Premises on Floor 43 and on Floor 37 shall be January 31, 1999.

3.        SECTION 1(G) RENT, SHALL BE AMENDED TO READ:

               Rent.  Rent shall be payable monthly on or before the first day
               ----
          of each month. Rent for each month of the lease term as extended by the Second Amendment shall be one-twelfth (1/12) of the annual rent calculated by multiplying the dollar amounts set forth below times the number of rentable square feet then included within the Premises.
          Rent shall be adjusted from time to time as provided in Sections 9 - 10 of the Lease.

               A)  FLOOR 43 PREMISES

              Time Period      $ per Square Foot on Floor 43 per Year
              -----------      --------------------------------------
   02/03/84 through 01/31/94                  $27.50
   02/01/94 through 02/28/95                  $22.00*
   03/01/95 through 01/31/97                  $22.00
   02/01/97 through 01/31/98                  $24.00
   02/01/98 through 12/31/98                  $24.50
   01/01/99 through 01/31/99                  $24.50*

     *Rent Abatement
     --------------

(1) No Rent shall be due on the Floor 43 Premises for the following months (the "Free Rent Months," collectively): February 1, 1994, through February 28, 1995, and the month of January 1999.

(2) The entire Rent otherwise due and payable for the Free Rent Months shall become immediately due and payable upon the occurrence of an event of monetary or other material default by Tenant under this Lease.

               B)  FLOOR 37 PREMISES

             Time Period                 $ per Square Foot on Floor 43 per Year
             -----------                 ---------------------------------------
      07/01/93 through 09/14/95                   $18.75 on 2,130 RSF

   09/15/95/(1)/ through 01/31/99                 $18.75 on 2,130 RSF
                                                $24.16 on 1,372 RSF/(2)/

          /(1)/or the date on which Tenant takes occupancy of the 09/01/95 Expansion Space on Floor 37, whichever date is earlier.

          /(2)/The rate of $24.16 is based on tenant improvement costs of $37.22 per square foot with a base rental rate of $20.00 per square foot. If tenant improvement costs are lower, the rate will be adjusted accordingly.

4.   SECTION 1(K) EXHIBITS, SHALL BE AMENDED TO READ:

 Exhibit A     - Floor Plan of Premises, dated 09/01/95 (Fourth Amendment)
 Exhibit B     - Tenant Improvements (original Lease)
 Exhibit B.1   - Tenant Improvement Plans (original Lease)
 Exhibit B.2   - Tenant Improvements Paid by Tenant (original Lease)
 Exhibit C     - Addendum to Lease (revised by Fourth Amendment)
 Exhibit D     - Tenant Improvements to be Done in 1992 in Conjunction with the
                 Second Amendment (Second Amendment)
 Exhibit E     - Tenant Improvement Budget, dated 07/09/92 (Second Amendment)
 Exhibit F     - Tenant Improvements to be Done in 1993 in Conjunction with the
                 Third Amendment (Third Amendment)
 Exhibit G     - Tenant Improvements in Conjunction with Fourth Amendment
                 (Fourth Amendment)

5.   SECTION 6, USES, IS AMENDED TO READ:

          The Premises are to be used only for general office purposes ("Permitted Uses"), and for no other business or purpose without the prior written consent of Landlord, which consent may be withheld if Landlord determines that any proposed use is inconsistent with or detrimental to the maintenance and operation of the Building as a first-class office building in downtown Seattle, Washington or is inconsistent with any restriction on use of the Premises, the Building or the Land contained in any lease, mortgage or other agreement or instrument by which the Landlord is bound or to which any of such property is subject. Tenant shall not commit any act that will increase the then existing rate of insurance on the Building without Landlord's consent. Tenant shall promptly pay upon demand the amount of any increase in insurance rates caused by any act or acts of Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant in the Building or which is unlawful or which will cause any substantial noise, vibration, smoke or fumes. If Tenant shall permit
                                      -4-
       smoking in the Premises in compliance with any applicable laws or regulations, Tenant shall be required to install, at Tenant's sole cost, special tenant improvements designed to alleviate the spread of smoke outside the Premises, including extending demising walls from structure to structure and installing a dedicated exhaust system for the Premises. If Tenant should disturb the quiet enjoyment of any other tenant in the Building, Tenant shall provide adequate insulation or take other action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws relating to its use or occupancy of the Premises and shall observe such reasonable rules and regulations (not inconsistent with the terms of this Lease) as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein.

6. SECTION 8, COSTS OF OPERATIONS AND ENERGY, SUBSECTION (A) DEFINITIONS, SUBSECTION (III) "BASE SERVICES YEAR" IS AMENDED TO READ:

(iii) From the Commencement Date of the Lease through January 31, 1994, "Base Services Year" for the Floor 43 Premises shall mean 1984. As of February 1, 1994, "Base Services Year" for the Floor 43 Premises shall mean 1994. The "Base Services Year" for the Floor 37 Premises shall mean 1996.

7.     SECTION 9, REAL PROPERTY TAXES, SUBSECTION (A) DEFINITIONS, SUBSECTION
       (IV) "BASE TAX AMOUNT" REMAINS AS ESTABLISHED IN THE THIRD AMENDMENT, TO
       READ:

(iv) From the Commencement Date of the Lease through January 31, 1994, pass-throughs for increases in Real Property Taxes shall be based on the "Base Tax Amount" of $913,300 (approximately $1.00 per square foot of rentable area) multiplied by Tenant's Percentage of the Building. As of February 1, 1994, pass-throughs for increases in Real Property Taxes for the Floor 43 Premises shall be based on the "Base Tax Amount" as assessed in 1994 multiplied by Tenant's Percentage of the Building on Floor 43.

       Notwithstanding anything in the Lease or this Section 9 to the contrary, pass-throughs for increases in Real Property Taxes for the Floor 37 Premises shall be based on the "Base Tax Amount" as assessed in 1996 multiplied by Tenant's Percentage of the Building on Floor 37.

8. EXHIBIT C, ADDENDUM TO LEASE, ITEM 11, TENANT IMPROVEMENTS IN CONJUNCTION WITH FOURTH AMENDMENT, SHALL BE ADDED TO READ:

     Landlord shall at its sole cost and expense provide and install the improvements as shown in the Gary Owen Design space plan dated 06/27/95, and revised 06/29/96, as shown on Exhibit G, attached hereto, using Building standard finishes.

9. EXHIBIT G, TENANT IMPROVEMENTS IN CONJUNCTION WITH THE FOURTH AMENDMENT, GARY OWEN DESIGN SPACE PLAN DATED 06/13/95 AND APPROVED 07/13/95, ATTACHED HERETO, IS INSERTED.

10. EFFECTIVE DATE. This Fourth Amendment shall be effective the earlier of the date on which Tenant takes occupancy of the 09/01/95 Expansion Space upon completion of improvements (estimated to be September 1, 1995).

11. RATIFICATION. Except as herein specifically provided, the Lease this Fourth Amendment to the Lease Agreement, and all previous Amendments to Lease Agreement, are hereby ratified and approved.

Dated at Seattle, Washington this 20th day of July, 1995.

                                TENANT

                                RAGEN MacKENZIE INCORPORATED


                                By: /s/ Robert J. Mortell, Jr.
                                    --------------------------------
                                        Robert J. Mortell, Jr.

                                    Its Chief Financial Officer &
                                     Co-Chief Operating Officer


            TENANT CORPORATE ACKNOWLEDGMENT

          State of Washington    )
                                 ) ss.
          County of King         )

               THIS IS TO CERTIFY that on this 20th day of July, 1995, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Robert J. Mortell, Jr. to me known to be the Chief Financial Officer & Co-Chief Operating Officer of Ragen MacKenzie Incorporated, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

               WITNESS my hand and official seal the day and year in this certificate first above written.

                                      Signature Cheri L. Hale
                                      Printed Name Cheri L. Hale
                                      Notary public in and for the state of
                                      Washington, residing at Bremerton, WA
                                      My appointment expires:  6-10-96

          LANDLORD:  WRIGHT-CARLYLE SEATTLE LIMITED
                     PARTNERSHIP,
                     a Washington limited partnership

                     By:  WRIGHT RUNSTAD PROPERTIES, L.P.,
                     A Delaware limited partnership

                          By:  WRIGHT RUNSTAD ASSET
                          MANAGEMENT L.P.,
                          A Washington limited partnership

                               By:  WRAM, Inc.
                               A Washington corporation


                                    By: H. Jon Runstad
                                        ------------------------
                                               H. Jon Runstad

                                         Its Chairman and
                                         Chief Executive Officer

                            LANDLORD ACKNOWLEDGMENT

          STATE OF WASHINGTON  )
                               ) ss.
          COUNTY OF KING       )

               THIS IS TO CERTIFY that I know or have satisfactory evidence that
          H. Jon Runstad is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Chairman and CEO of WRAM Inc., a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSET MANAGEMENT L.P., a limited partnership, to me known to be the general partner of WRIGHT RUNSTAD PROPERTIES L.P., a limited partnership, to me known to be the general partner of WRIGHT-CARLYLE SEATTLE LIMITED PARTNERSHIP, the Washington limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

               WITNESS my hand and official seal this 2nd day of August, 1995.

                                 Signature Corliss J. Perdarms
                                 Printed Name Corliss J. Perdarms
                                 Notary public in and for the state of
                                 Washington, residing at Seattle
                                 My appointment expires:  3/29/96

                       FIFTH AMENDMENT TO LEASE AGREEMENT

                                    BETWEEN

                  WRIGHT RUNSTAD PROPERTIES L.P. ("LANDLORD")

                                      AND

                    RAGEN MACKENZIE INCORPORATED ("TENANT")

This Fifth Amendment is to that certain Lease Agreement dated November 8, 1983, as amended by First Amendment to Lease Agreement dated December 19, 1988, by Second Amendment to Lease Agreement dated August 24, 1992, and by Third Amendment to Lease Agreement dated June 1, 1993, and by Fourth Amendment to Lease Agreement dated July 20, 1995, by and between WRIGHT RUNSTAD PROPERTIES L.P., a Delaware limited partnership, as successor in the Lease to Wright-Carlyle Seattle Limited Partnership, a Washington general partnership, as Landlord, and RAGEN MACKENZIE INCORPORATED, a Washington corporation, as successor in the Lease to Cable, Howse & Ragen, as Tenant (the "Lease").

As parties hereto, Landlord and Tenant agree to further amend the Lease as follows:

1.   SECTION 1(F) EXPIRATION DATE IS AMENDED TO READ:

          The Expiration Date for the Premises on Floor 43 and Floor 37 is February 28, 2002.

2.   SECTION 1(G) RENT, SHALL BE AMENDED TO READ:

          Rent.  Rent shall be payable monthly on or before the first day of
          ----
          each month. Rent for each month of the lease term as extended shall be one-twelfth (1/12) of the annual rent calculated by multiplying the dollar amounts set forth below times the number of rentable square feet then included within the Premises. Rent shall be adjusted from time to time as provided in Section 7-8 of the Lease.


                                      NET RENTABLE   BASE   $ PER NET RENTABLE
      TIME PERIOD           FLOOR     SQUARE FEET    YEAR    SQUARE FOOT PER YEAR
      -----------           ------    ------------   ----    ---------------------
   04-01/97-12/31/98          43            21,109   1994               $24.00
                              37 (I)         2,130   1996               $18.75
                              37 (II)        1,372   1996               $24.16
   01/01/99-01/31/99          43            21,109   1994                 -0-*


                                          NET RENTABLE        BASE          $ PER NET RENTABLE
     TIME PERIOD              FLOOR        SQUARE FEET        YEAR         SQUARE FOOT PER YEAR
     -----------              -----       ------------        ----         --------------------
                              37(I)          2,130            1996               $18.75
                              37(II)         1,372            1996               $24.16
   02/01/99-02/28/02          43            21,109            1997               $25.00
                              37(I)          2,130            1997               $25.00
                              37(II)         1,372            1997               $25.00


 *Rent Abatement
-----------------------

          (1) No Rent shall be due on the Floor 43 Premises for the following months (the "Free Rent Months," collectively): February 1, 1994, through February 28, 1995, and the month of January 1999.

          (2) The entire Rent otherwise due and payable for the Free Rent Months shall become immediately due and payable upon the occurrence of an event of monetary or other material default by Tenant under this Lease which is not cured within applicable notice and cure periods.

3. SECTION 1(K) EXHIBITS, SHALL BE AMENDED TO READ:

          Exhibit A            Floor Plan of Premises, dated 09/01/94 (Fourth Amendment)
          Exhibit B            Tenant Improvements (original Lease)
          Exhibit B.1          Tenant Improvement Plans (original Lease)
          Exhibit B.2          Tenant Improvements Paid by Tenant (original Lease)
          Exhibit B.3          Tenant Improvements in Conjunction with Fifth Amendment (Fifth Amendment)
          Exhibit C            Addendum to Lease (revised by Fifth Amendment)
          Exhibit D            Tenant Improvements to be Done in 1992 in Conjunction with the Second Amendment (Second Amendment)
          Exhibit E            Tenant Improvement Budget, dated 07/09/92 (Second Amendment)



          Exhibit F            Tenant Improvements to be Done in 1993 in Conjunction with the Third Amendment (Third Amendment)
          Exhibit G            Tenant Improvements in Conjunction with Fourth Amendment (Fourth Amendment)
          Exhibit H            05/31/97 Expansion Space (Fifth Amendment)
          Exhibit I            Subordination Agreement (Fifth Amendment)

4. SECTION 8 COSTS OF OPERATIONS AND ENERGY, AND SECTION 9, REAL PROPERTY TAXES, ARE DELETED AND REPLACED WITH SECTION 8, ENTITLED "COSTS OF OPERATIONS AND REAL ESTATE TAXES," TO READ AS FOLLOWS:

         (A)   ADDITIONAL RENT:

               Tenant shall pay as Additional Rent its pro rata share of increases in Taxes and Operating Costs in excess of Taxes and Operating Costs in the applicable Base Year ("Base Amounts"). Operating Costs shall be adjusted to reflect 100% occupancy in the Building. Increases in Taxes and in Operating Costs over the applicable Base Amounts shall be determined and shall be payable separately under this Section 8.

          (B)  DEFINITIONS:

               (i) For the purposes of this section, "Taxes" shall mean taxes and assessments (including special district levies) on real and personal property payable during any calendar year or fiscal year, based on the actual assessment period, with respect to the Land, the Building and all property of Landlord, real or personal, used directly in the operation of the Building and located in or on the Building, together with any taxes levied or assessed in addition to or in lieu of any such taxes or any tax upon leasing of the Building or the rents collected (excluding any net income or franchise tax) ("Taxes").

               (ii) For purposes of this Section, "Operating Costs" or "Costs" shall mean all expenses of Landlord for maintaining, operating and repairing the Land and Building and the personal property used in connection therewith, including without limitation insurance premiums, utilities, customary management fees and other expenses which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating, or repairing the Building ("Operating Costs" or "Costs"); excluding, however: (I) Costs of any special services rendered to individual tenants for which a separate charge is collected (II) leasing commissions and other leasing expenses; (III) expenses for repairs or other work reimbursed by insurance; (IV) legal expenses in enforcing the terms of any lease; (V) principal or interest payments on any mortgage or rents on any ground lease; and (VI) Costs of improvements required to be capitalized in accordance with generally accepted accounting principles, except Operating Costs shall include amortization of capital improvements (A) made subsequent to initial development of the Building which are designed with a reasonable probability of improving the operating efficiency of the Building, or providing savings in the cost of operating the Building; or (B) which are reasonably responsive to requirements imposed with respect to the Building under any amendment to any applicable building, health, safety, fire, nondiscrimination, or similar law or regulation ("law"), or any new law, or any new interpretation of an existing law ("new interpretation"), which amendment, law or new interpretation is adopted or arose after the Commencement Date of this Lease. For purposes of this Lease, a new interpretation shall mean any interpretation, enforcement or application of a law enacted prior to the Commencement Date that imposes requirements with respect to the Building that Landlord in the exercise of sound business judgment and good faith at the time of Landlord's execution of this Lease would not have deemed applicable to the Building.

               (iii) "Year" shall mean the calendar year. Until February 1, 1999, "Base Year" shall mean the calendar year 1994 for that portion of Tenant's Premises on Floor 43 and the calendar year 1996 for that portion of Tenant's Premises located on Floor 37. As of February 1, 1999, "Base Year" shall mean the calendar year 1997 for all of Tenant's Premises. The Base Operating Expenses for the Building for 1994 were $4,395,270. The Base Real Estate Taxes for the Building for 1994 were $1,745,923. The Base Operating Expenses for the Building for 1996 were $4,568,205. The Base Real Estate Taxes for the Building for 1996 were $1,633,473.

          (C)  ESTIMATED COSTS:

               At the beginning of each Year after the Base Year, Landlord shall furnish Tenant a written statement of estimated Operating Costs and Taxes for such year; a calculation of the amount, if any, by which such estimated Operating Costs and Taxes will exceed the relevant Base Amounts; and a calculation of Tenant's Pro Rata Share with respect to Floor 43 and Floor 37 of any such amount. Tenant shall pay one-twelfth (1/12) of that amount as Additional Rent for each month during the year. If at any time during the year Landlord reasonably believes that the actual Operating Costs or Taxes will vary from such estimated Operating Costs or Taxes by more than five percent (5%) on an annual basis, Landlord may by written notice to Tenant revise the estimate for such year, and Additional Rent for the balance of such year shall be paid based upon such revised estimates.

          (D)  ACTUAL COSTS:

               Within ninety (90) days after the end of each Year after the Base Year or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth Tenant's Pro Rata Share with respect to Floor 43 and Floor 37 of the actual Operating Costs and Taxes in excess of the Base Amounts during the preceding year. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, exceed the estimates for each paid by Tenant during the year, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement. If the actual Operating Costs in excess of the Base Amount or actual Taxes in excess of the Base Amount, or both, are less than the amount paid by Tenant to Landlord, then within 30 days following the date of such statement the amount of such overpayment by Tenant shall be, at Landlord's option, credited against any amounts owed by Tenant under this Lease, refunded by check to Tenant, or credited against the next Rent payable by Tenant hereunder. Notwithstanding any other provision of this Section 8, Tenant shall not receive any credit or offset against any other amount payable under this Lease to the extent either actual Operating Costs or Taxes are less than the applicable Base Amount.

          (E)  RECORDS AND ADJUSTMENTS:

               Landlord shall keep records showing all expenditures made in connection with Operating Costs and Taxes, and such records shall be available for inspection by Tenant within 120 days after receipt of the statement of actual costs; Landlord and Tenant agree the results of any such audit or review shall remain confidential. Tenant hereby waives any right to any adjustment of sums paid under this Section 8 unless a claim in writing specifying the reasons therefor is delivered to Landlord no later than twelve (12) months after the end of the year for which the sums were paid. Operating Costs and Taxes shall be prorated for any portion of a year at the beginning or end of the term of this Lease. Notwithstanding this Section 8, the Rent payable by Tenant shall in no event be less than the Rent specified in Section 1(g) of the Lease.

          (F)  PERSONAL PROPERTY TAXES:

               Tenant shall pay all personal property taxes with respect to property of Tenant located on the Premises or in the Building. "Property of Tenant" shall include all improvements which are paid for by Tenant and "personal property taxes" shall include all property taxes assessed against the property of Tenant, whether assessed as real or personal property.

          (G)  ADJUSTMENT:

               Landlord and Tenant acknowledge that the provisions of this
          Section 8 replace former Sections 8 and 9 of the Lease.

5.   SECTION 23, PRIORITY, IS AMENDED TO READ:

               Tenant agrees that this Lease shall be subordinate to any first mortgage or deed of trust now existing or hereafter placed upon the Premises or the Building created by or at the instance of Landlord and to any and all advances to be made thereunder and to interest thereon and all renewals, replacements, or extensions thereof ("Landlord's Mortgage"). Landlord shall use its best efforts to obtain a subordination agreement substantially in the form attached as Exhibit I to this Lease customarily used for the Building from the current Holder of Landlord's Mortgage, Teachers Insurance and Annuity Association ("TIAA"). Upon demand by Landlord or the holder of any Landlord's Mortgage ("Holder"), Tenant shall execute and deliver subordination and attornment agreements in form customarily used for the Building. Notwithstanding the foregoing, upon demand of such Holder, such Landlord's Mortgage shall be subordinate to this Lease; provided, however, that in such event, notwithstanding such subordination, such Landlord's Mortgage shall be superior to this Lease with respect to (i) the right, claim and lien of the Landlord's Mortgage in, to and upon any award or other compensation for any taking by eminent domain of any part of the Premises or the Building and the right of disposition thereof in accordance with the provisions of the Landlord's Mortgage; and upon any proceeds payable under any policies of fire and rental insurance upon the Premises or the Building and to the right of disposition thereof in accordance with the terms of the Landlord's Mortgage; (ii) any lien, right or judgment which may have arisen at any time under the terms of the Lease; and
          (iii) such other matters as may be specifically reserved by the Holder of such Landlord's Mortgage in writing in connection with such subordination.

               Upon request Tenant shall attorn to the Holder of any Landlord's Mortgage or any person or persons purchasing or otherwise acquiring the Land, Building or Premises at any sale or other proceeding under any Landlord's Mortgage. Tenant shall properly execute, acknowledge and deliver instruments which the holder of any Landlord's Mortgage may reasonably require to effectuate the provisions of this Section.

6.   THIS SECTION, HAZARDOUS MATERIALS, IS ADDED TO THE LEASE AS SECTION 39, TO
     READ:

               (a) Tenant Obligations.  Tenant shall not dispose of or otherwise
                   ------------------
          allow the release of any hazardous waste or materials in, on or under the Premises or the Building, or any adjacent property, or in any improvements placed on the Premises. Tenant represents and warrants to Landlord that Tenant's intended use of the Premises does not involve the use, production, disposal or bringing on to the Premises of any hazardous waste or materials, except only ordinary and general office supplies typically used in first class downtown office buildings and only in such quantities or concentrations as allowed under applicable laws, rules and regulations. As used in this Section, the term "hazardous waste or materials" includes any substance, waste or material defined or designated as hazardous, toxic or dangerous (or any similar term) by any statute, regulation, rule or ordinance now or hereafter in effect. Tenant shall promptly comply with all such statutes, regulations, rules and ordinances WITH RESPECT TO ITS USE OF THE PREMISES, and if Tenant fails to so comply Landlord may, after reasonable prior notice to Tenant (except in case of emergency) effect such compliance itself. Tenant shall immediately reimburse Landlord for all costs incurred in effecting such compliance.

               Tenant agrees to indemnify and hold harmless Landlord against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, cleanup costs, remedial actions, costs and expenses (including, without limitation, consultant fees, attorneys' fees and disbursements) which may be imposed on, incurred or paid by, or asserted in connection with (i) any misrepresentation, breach of warranty or other default by Tenant under this Section, or (ii) the acts or omissions of Tenant, or any subtenant or other person for whom Tenant would otherwise be liable, resulting in the release of any hazardous waste or materials.

               (b) Landlord Obligations.  Landlord represents to Tenant that, to
                   --------------------
          the best of Landlord's knowledge, no hazardous waste or materials have been generated, stored or disposed of on the Premises other than in compliance with all applicable laws. Landlord will hold Tenant harmless from and indemnify Tenant against and from any actual costs resulting from any breach of this representation or resulting from the release of hazardous waste or materials on the Premises or Building by

          Landlord or its employees, agents or contractors. Landlord shall not be responsible for any hazardous waste or materials resulting from the acts of other tenants or occupants of the Building or other third parties, or for consequential damages arising from the presence of any hazardous wastes or materials on the Premises or in the Building..

7. THIS SECTION, TELECOMMUNICATIONS LINES AND EQUIPMENT, IS ADDED TO THE LEASE AS SECTION 40, TO READ:

          (A) LOCATION OF TENANT'S EQUIPMENT AND LANDLORD CONSENT:

          (i) Tenant may install, maintain, replace, and remove communications or computer wires, cables and related devices (collectively, the "Lines") at the Building in or serving the Premises, only with Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant is currently using various lines in the Premises, and Tenant will have ongoing needs during the Lease term to upgrade, repair, replace and maintain such lines, and Landlord shall not unreasonably withhold its consent to reasonable requests and needs of Tenant in connection with the upgrading, repair, replacement and maintenance of such lines. Tenant shall locate all electronic telecommunications equipment within the Premises and shall relocate all Tenant's equipment, which is located within the Building telephone closets or riser spaces, at Tenant's cost, to the Tenant's Premises. Any request for consent shall contain detailed plans, drawings and specifications identifying all work to be performed, the time schedule for completion of the work, the identity of the entity that will provide service to the Lines and the identity of the entity that will perform the proposed work (which entity shall be subject to Landlord's reasonable approval). Landlord shall have a reasonable time (not to exceed 15 days) in which to evaluate the request after it is submitted by Tenant.

          (ii) Without in any way limiting Landlord's right to withhold its consent, Landlord may consider the following factors, among others, in making its determination: (A) the experience, qualifications and prior work practice of the proposed contractor and its ability to provide sufficient insurance coverage for its work at the Building; (B) whether or not the proposed work will interfere with the use of any then existing Lines at the Building: (C) whether or not an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Building; (D) a requirement that Tenant remove existing abandoned Lines located in or servicing the Premises, as a condition to permitting the installation of new lines; (E) whether or not Tenant is in default of any of its obligations under this Lease;
(F) whether the proposed work or resulting Lines will impose new obligations on Landlord, expose Landlord to liability of any nature or description, increase Landlord's insurance premiums for the Building, create liabilities for which Landlord is unable to obtain insurance protection or imperil Landlord's insurance coverage; (G) whether Tenant's proposed service provider is willing to pay reasonable monetary compensation for the use and occupation of the Building; and (H) whether the work or resulting Lines would adversely affect the Land, Building or any space in the Building in any manner.

          (iii) Landlord's approval of, or requirements concerning, the Lines or any equipment related thereto, the plans, specifications or designs related thereto, the contractor or subcontractor, or the work performed hereunder, shall not be deemed a warranty as to the adequacy thereof, and Landlord hereby disclaims any responsibility or liability for the same. Landlord disclaims all responsibility for the condition or utility of the intra-building network cabling ("INC") and makes no representation regarding the suitability of the INC for Tenant's intended use.

          (iv) If Landlord consents to Tenant's proposal, Tenant shall (A) pay all costs in connection therewith (including all costs related to new Lines);
(B) comply with all requirements and conditions of this Section; (C) use, maintain and operate the Lines and related equipment in accordance with and subject to all laws governing the Lines and equipment. Tenant shall further insure that (I) Tenant's contractor complies with the provisions of this Section and Landlord's reasonable requirements governing any work performed; (II) Tenant's contractor provides all insurance reasonably required by Landlord;
(III) any work performed shall comply with all Laws; and (IV) as soon as the work is completed, Tenant shall submit "as-built" drawings to Landlord.

          (v) Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any laws or present a dangerous (whether such Lines were installed by Tenant or any other party), within three (3) days after written notice.

          (vi) Tenant shall remove any Lines located in or serving the Premises promptly upon the expiration or sooner termination of this Lease.

          (B)  LANDLORD'S RIGHTS:

               Landlord may (but shall not have the obligation to):

               (i) install new Lines at the Building;

               (ii) create additional space for Lines at the Building; and

               (iii) direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Building by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines).

          (C)  INDEMNIFICATION:

               In addition to any other indemnification obligations under this Lease, Tenant shall indemnify and hold harmless Landlord and its employees, agents, officers, and contractors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including reasonable attorneys' fees) arising out of or in any way related to the acts and omissions of Tenant, Tenant's officers, directors, employees, agents, contractors, subcontractors, subtenants, and invitees with respect to: (i) any Lines or equipment related thereto installed by Tenant or its contractor and serving Tenant in the Building; (ii) any personal injury (including wrongful death) or property damage arising out of or related to any Lines or equipment related thereto installed by Tenant or its contractor and serving Tenant in the Building; (iii) any lawsuit brought or threatened, settlement reached, or governmental order, fine or penalty relating to such Lines or equipment related thereto; and (iv) any violations or Laws or demands of governmental authorities, or any reasonable policies or requirement of Landlord, which are based upon or in any way related to such Lines or equipment. This indemnification and hold harmless agreement shall survive the termination of this Lease.

          (D)  LIMITATION OF LIABILITY:

               Except to the extent arising from the negligence or willful misconduct of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (I) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, or replacement, use or removal of Lines by or for other tenants or occupants at the Building, by any failure of the environmental conditions or the power supply for the Building to conform to any requirement of the Lines or any associated equipment, or any other problems associated with any Lines by any other cause;
          (ii) any failure of any Lines to satisfy Tenant's requirements; or
          (iii) any eavesdropping or wire-tapping by unauthorized parties. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenant's obligations under this Lease.

          (E)  ELECTROMAGNETIC FIELDS:

               If Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation. Landlord reserves the right to require Tenant to approximately insulate the Lines therefore (including riser cables) to prevent such excessive electromagnetic fields or radiation.

8.   EXHIBIT C, ADDENDUM TO LEASE, IS RE-WRITTEN IN ITS ENTIRETY TO READ:

     1.   Options to Extend Term (1992) - Exercised by Second Amendment and
          -----------------------------
          shall be henceforth deleted.

     2.   Options for Expansion (1992) - Henceforth deleted (Tenant passed on
          ----------------------------
          both Options One and Two effective 1992).

     3.   Parking - Henceforth deleted.
          -------

     4.   Existing Leases - Henceforth deleted.
          ---------------

     5.   Right of First Offer.  From May 31, 1997, through the term of its
          --------------------
          current Lease and any extensions thereof, and subject to the existing rights of current tenants, Tenant shall have an ongoing Right of First Offer on all space which becomes available on Floor 37. Landlord represents and warrants to Tenant that the following is a true and complete list of all existing rights of current tenants with respect to renewals or expansion on Floor 37: Fox Mason et al (expansion) and Ellis & Li (renewal). Landlord shall specify in writing to Tenant the exact space, availability, and the proposed rental rate for such space. Tenant shall then have five (5) business days to respond in writing to Landlord as to whether or not Tenant will lease that space on the terms specified in such letter. If

          Tenant responds in the negative or if Tenant does not respond within such five business-day period, Landlord may lease the space to such third party tenant without further notice to Tenant; provided, however, that before Landlord may lease the space to another party at terms which are substantially more favorable for the lessee than those specified in the letter referenced above, Landlord shall reoffer the space to Tenant on those more favorable terms and Tenant shall have five (5) business days to respond to this new offer.

     6.   Prepayment of Rent.  [Unchanged]  Tenant shall have the right to pay
          ------------------
          twelve (12) months of Rent and/or Additional Rent (or an estimated of Additional Rent if the twelve months extend beyond the then current calendar year) as specified in the Lease at any time. At the time of such prepayment, Tenant shall be entitled to discount the total rental payments, applying a discount rate equal to the prime rate then being quoted at [SeaFirst National Bank, Seattle Washington].

     7.   Building Security.  [UNCHANGED].  The Building is equipped with a
          -----------------
          Honeywell card access control system. Each person that should be able to enter the Building during hours other than Normal Business Hours shall have his or her own card. By insertion of this card in the cardreader, it will permit entry to the Building and other areas within the Building. First, insertion of the card will allow access to the main building lobby. Second, insertion of the card in the elevator will allow a tenant to go only to the tenant's own floor. Third, if the tenant is a monthly parker, this card will allow access to the garage on a 24-hour basis, seven days a week. Insertion of this card in the cardreader to gain entry to any of these spaces provides a record at the Building's central computer of who entered each access point (by card number) and the time of such entry. In addition, if any of these cars are lost, they can be reported to the Building's management and the Building's management can invalidate the lost card and issue a new card with a new number.

          [UNCHANGED] Landlord shall maintain security for the Building at a level at least in accordance with the foregoing description. Should Landlord determine to reduce the level of security for the Building, Landlord shall give Tenant at least thirty (30) days prior written notice during which period Tenant may give or withhold its consent. Tenant shall not unreasonably withhold consent, provided Landlord continues to provide a level of security adequate for Tenant's needs.

          Landlord has equipment to monitor the mechanical and elevator systems throughout the Building.

     8.   Brokerage Fee [In Conjunction with Second Amendment]:  Henceforth
          ----------------------------------------------------
          deleted.

     9.   Brokerage Fee in Conjunction with Third Amendment:  Henceforth
          -------------------------------------------------
          deleted.

     10.  Tenant Improvements in Conjunction with Third Amendment.  Landlord
          -------------------------------------------------------
          shall at its sole cost and expense provide and install the improvements as shown in the Marven Stein space plan dated May 7, 1993, as shown on Exhibit F, attached hereto, using Building standard finishes.

     11.  Tenant Improvements in Conjunction with Fourth Amendment.  Landlord
          --------------------------------------------------------
          shall at its sole cost and expense provide and install the improvements as shown in the Gary Owen Design space plan dated 06/27/95, and revised 06/29/96, as shown on Exhibit G, attached hereto, using Building standard finishes.

     12.  Option to Expand.  Until May 31, 1997, Tenant shall have the option to
          ----------------
          lease approximately 3,500 net rentable square feet contiguous to Tenant's Floor 37 space in the location shown on Exhibit H attached hereto ("05/31/97 Expansion Space"), coterminous with Tenant's existing Premises. The rental rate for such expansion shall be $25.00 per net rentable square feet per year, with a Base Year of 1997. Landlord shall provide Tenant with a tenant improvement allowance of $50,000 to be used for improvements to the 05/31/97 Expansion Space (the "05/31/97 Expansion Space Tenant Improvement Allowance"). Landlord shall pay the 05/31/97 Expansion Sheet Tenant Improvement Allowance to Tenant within ten (10) days after Tenant's presentation of invoices or other documentation showing that tenant improvement work has been done. Any work to be done to the Premises shall be done in accordance with the guidelines similar to those attached as Exhibit
          B.3. A commission of $3.50 per net rentable square foot of the 05/31/97 expansion space shall be paid in conjunction with this expansion upon Tenant's occupancy of the space, payable 80% to Behar Company and 20% to Tenant. In the event Tenant does not exercise this option by written notice to Landlord no later than May 31, 1997, this option shall be of no further force or effect.

          In the event Tenant exercises this option to expand, Tenant shall be entitled to purchase an additional two (2) permits to park automobiles in the Building garage on a valet basis at the prevailing monthly rates, and the rentable area of Tenant's Premises and Pro Rata Share of the Building as presented in Section 1(c) of the Lease shall be recalculated by Landlord and amended in this Lease to accurately reflect the rentable square footage comprising the Premises based on Final Plans for the Tenant's Floor 37 Premises. Such recalculation shall be completed no later than thirty (30) days after completion of Final Plans.

          The space subject to such option shall become part of the Premises, and Rent shall commence, effective the earlier of Tenant's occupancy for purposes of operating its business or 75 days after Tenant exercises this option.

     14.  Real Estate Commission in Conjunction with Fifth Amendment.  Landlord
          ----------------------------------------------------------
          shall pay a brokerage fee of $43,069.25 upon complete execution of this Fifth Amendment, payable 80% to Behar Company and 20% to Tenant.

     15.  Option to Extend the Term of the Lease.  Provided Tenant is not then
          --------------------------------------
          in default of any term or condition of this Lease beyond applicable notice and cure periods, and has not assigned this Lease or sublet seventy-five percent (75%) or more of the Premises, Tenant shall have two (2) option(s) to extend the term of the Lease for an additional period of five (5) years each (the "2002 Extended Term" and "2007 Extended Term," respectively) from the Expiration Date specified in
          Section 1(f) of this Lease or the preceding Extended Term, as the case may be. If Tenant exercised its renewal option(s), Landlord and Tenant shall execute and deliver an amendment(s) to the Lease.

          The Extended Terms shall be upon terms and conditions contained in this Lease except that:

              (A) Rent as set forth above shall be at the Fair Market Renewal Rate, as hereinafter provided;

              (B) No further tenant improvements or tenant improvement allowance, real estate brokerage commission or further options to extend or expand (as such items are defined elsewhere in this Lease) shall be provided by Landlord with respect to the Extended Term(s) of the Lease.

          "Fair Market Renewal Rate" shall mean the projected fully-serviced fair market rental rate at the commencement of the Extended Term(s) for renewal lease space in the Building or in comparable first-class office buildings of similar size and stature in downtown Seattle for a comparable term.

          Landlord shall give written notice to Tenant no later than February 28, 2001, of the applicable Fair Market Renewal Rate for the 2002 Extended Term. Tenant shall exercise the extension option by written notification to Landlord no later than June 1, 2001, or both options shall expire and be of no further force or effect. In the event Tenant exercises its option for the 2002 Extended Term, then Landlord shall give written notice to Tenant no later than February 28, 2006, of the applicable Fair Market Renewal Rate for the 2007 Extended Term. Tenant shall exercise the extension option by written notification to Landlord no later than June 1, 2006, or such option shall expire and be of no further force or effect.

9. EFFECTIVE DATE. This Fifth Amendment shall be effective upon mutual execution.

10. RATIFICATION. Except as herein specifically provided, the Lease, this Fifth Amendment to the Lease Agreement, and all previous Amendments to Lease Agreement, are hereby ratified and approved.

                                      ###

      Dated at Seattle, Washington this 30th day of April, 1997.

      TENANT:        RAGEN MACKENZIE INCORPORATED


                      By:       Michael W. Reinhardt
                                --------------------

                            Its  Asst. Corp. Secretary
                                 ---------------------

                        TENANT CORPORATE ACKNOWLEDGMENT

      STATE OF WASHINGTON      )

                               ) ss.
      COUNTY OF KING           )

     THIS IS TO CERTIFY that on this 30th day of April, 1997, before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Michael W. Reinhardt to me know to be the assistant corporate secretary of Ragen MacKenzie, Inc. the corporation executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                         Signature  Nicole J. Resser
                                    ----------------
                         Printed Name    Nicole J. Resser
                                         ----------------
                         Notary public in and for the state of Washington,
                         residing at   999 Third Ave. - Ste. 4300, Seattle, WA
                                       ---------------------------------------
                                       98104
                                       -----
                         My appointment expires:     3/29/2001
                                                     ---------

     LANDLORD:      WRIGHT RUNSTAD PROPERTIES L.P.

                    a Delaware limited partnership

                    By:  WRIGHT RUNSTAD ASSET MANAGEMENT

                         L.P. a Washington limited partnership
                         Its general partner

                         By:  WRAM, Inc.

                              a Washington corporation
                              Its general partner



                              By:   H. J. Runstad
                                    -------------

                                    H. Jon Runstad

                                    Its  Chairman and
                                         ------------

                                         Chief Executive Officer

                            LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON      )

                         ) ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that I know or have satisfactory evidence that H. Jon Runstad is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Chairman and CEO of WRAM, Inc., a corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSET MANAGEMENT L.P., a limited partnership, to me known to be the general partner of WRIGHT RUNSTAD PROPERTIES L.P., the limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal this 12th day of May, 1997.

                         Signature  Corliss J. Perdaems
                                    -------------------
                         Printed Name    Corliss J. Perdaems
                                         -------------------
                         Notary public in and for the state of Washington,
                         residing at   Seattle
                                       -------
                         My appointment expires:   3/29/2000
                                                   ---------

                       SIXTH AMENDMENT TO LEASE AGREEMENT

                                    BETWEEN

                  WRIGHT RUNSTAD PROPERTIES L.P. ("LANDLORD")

                                      AND

                    RAGEN MACKENZIE INCORPORATED ("TENANT")

     This Sixth Amendment is to that certain Lease Agreement dated November 8, 1983, as amended by First Amendment to Lease Agreement dated December 19, 1988, by Second Amendment to Lease Agreement dated August 24, 1992, and by Third Amendment to Lease Agreement dated June 1, 1993, and by Fourth Amendment to Lease Agreement dated July 20, 1995, and by Fifth Amendment to Lease Agreement dated April 30, 1997 by and between WRIGHT RUNSTAD PROPERTIES L.P., a Delaware limited partnership, as successor in the Lease to Wright-Carlyle Seattle Limited Partnership, a Washington general partnership, as Landlord, and RAGEN MACKENZIE INCORPORATED, a Washington corporation, as successor in the Lease to Cable, Howse & Ragen, as Tenant (the "Lease").

     As parties hereto, Landlord and Tenant agree to further amend the Lease as follows:

     1.   SECTION 1(c) AGREED AREAS, SHALL BE AMENDED TO READ:

     Agreed Areas: As of the Effective Date of this Sixth Amendment, and as used in this Lease, Landlord and Tenant agree to the following areas and percentage: area of Building is deemed to be 915,883 net rentable square feet; area of Tenant's Premises is deemed to be 21,109 net rentable square feet on Floor 43 and approximately 7,082 net rentable square feet on Floor 37; Tenant's Percentage of the Building is deemed to be approximately 2.30% on Floor 43 and approximately 0.78% on Floor 37. This reflects the addition of approximately 3,580 net rentable square feet on Floor 37, identified as the "07/24/97 Expansion Space" on the attached Exhibit A. These numbers shall be verified by Landlord's architect within 30 days of completion of Tenant's construction documents for the 07/24/97 Expansion Space.

     In the event a portion of the Building is damaged or condemned or any other event occurs which alters the rentable area of the Premises or the rentable area of the Building, Landlord may adjust Tenant's Percentage of the Building to properly reflect the proportion of the rentable area of the Building (as altered by such event) which is attributable to the rentable area of the Premises (as altered by such event).

     2.   SECTION 1(g) RENT, SHALL BE AMENDED TO READ:

     Rent.  Rent shall be payable monthly on or before the first day of each
     ----
     month. Rent for each month of the lease term as hereby extended shall be one-twelfth (1/12) of the annual rent calculated by multiplying the dollar amounts set forth below times the number of rentable square feet then included within the Premises. Rent shall be adjusted from time to time as provided in Section 7-8 of the Lease.

                                     NET RENTABLE   BASE   $ PER NET RENTABLE
     TIME PERIOD           FLOOR     SQUARE FEET    YEAR    SQUARE FOOT PER YEAR
     -----------           -----     ------------   ----   ---------------------

 04-01/97-07/23/97**         43            21,109   1994               $24.00
                             37(I)          2,130   1996               $18.75
                             37(II)         1,372   1996               $24.16
 07/24/97**-12/31/98         43            21,109   1994               $24.00
                             37(I)          2,130   1996               $18.75
                             37(II)         1,372   1996               $24.16
                             37(III)        3,580   1997               $25.00
  01/01/99-01/31/99          43            21,109   1994                 -0-*
                             37(I)          2,130   1996               $18.75
                             37(II)         1,372   1996               $24.16
                             37(III)        3,580   1997               $25.00

                                 *Rent Abatement
                                 ---------------

          (1) No Rent is due on the Floor 43 Premises for the following months (the "Free Rent Months," collectively): February 1, 1994, through February 28, 1995, and the month of January 1999.

          (2) The entire Rent otherwise due and payable for the Free Rent Months shall become immediately due and payable upon the occurrence of an event of monetary or other material default by Tenant under this Lease which is not cured within applicable notice and cure periods.

     **The effective date of the Sixth Amendment, and commencement of Rent for the "07/24/97 Expansion Space," noted in this Section 1(g) as parcel "37
     (III)," shall be upon Tenant's occupancy of the space for business purposes, or July 24, 1997, whichever is the earlier.

3.   SECTION 1(i) PARKING, SHALL BE AMENDED TO READ:

     Tenant shall have the right to lease twenty-one (21) parking permits in the Building garage, on an unassigned self-park basis at the prevailing monthly rates as established by the Landlord or its parking operator from time to time. In addition, Tenant shall have the right to purchase two (2) parking permits in the Building garage, on a valet park basis, at the prevailing monthly rates as established by Landlord or its parking operator from time to time. The use of parking stalls by Tenant shall be subject to such rules and regulations as Landlord, Landlord's parking operator and/or the City of Seattle may require from time to time.

     Landlord will work with Tenant to satisfy its parking needs to the extent possible given the terms or conditions of the other leases in the Building. So long as there is a surplus of parking stalls in the Building garage due to First Interstate Bank not using all of the parking called for in its lease, Tenant may lease up to forty-seven (47) parking stalls in the Building garage.

4.   SECTION 1(k) EXHIBITS, SHALL BE AMENDED TO READ:

Exhibit A -    Floor Plan of Premises, dated 07/24/97 (Sixth Amendment)
Exhibit B -    Tenant Improvements (original Lease)
Exhibit B.1 -  Tenant Improvement Plans (original Lease)
Exhibit B.2 -  Tenant Improvements Paid by Tenant (original Lease)
Exhibit B.3 -  Tenant Improvements in Conjunction with Fifth Amendment (Fifth Amendment)
Exhibit B.4 -  Tenant Improvements in Conjunction with Sixth Amendment (Sixth Amendment)
Exhibit C   -  Addendum to Lease (revised by Sixth Amendment)

Exhibit D -   Tenant Improvements to be Done in 1992 in Conjunction with the Second Amendment (Second
              Amendment)
Exhibit E -   Tenant Improvement Budget, dated 07/09/92 (Second Amendment)
Exhibit F -   Tenant Improvements to be Done in 1993 in Conjunction with the Third Amendment (Third Amendment)
Exhibit G -   Tenant Improvements in Conjunction with Fourth Amendment (Fourth Amendment)
Exhibit H -   05/31/97 Expansion Space (Fifth Amendment; subsequent to the Sixth Amendment this is referred to as the 07/24/97 Expansion Space)
Exhibit I -   Subordination Agreement (Fifth Amendment)

5.        SECTION 8, COSTS OF OPERATIONS AND REAL ESTATE TAXES, (b) DEFINITIONS,
          (iii) IS AMENDED TO READ:



          (iii) "Year" shall mean the calendar year. Until February 1, 1999, "Base Year" shall mean the calendar year 1996 for Parcel I and Parcel II that portion of Tenant's Premises located on Floor 47 and the calendar year 1997 for Parcel III of that portion of Tenant's Premises located on Floor
     37. As of February 1, 1999, "Base Year" shall mean the calendar year 1997 for all of Tenant's Premises. The Base Operating Expenses for the Building for 1994 was $4,395,270. The Base Real Estate Taxes for the Building for 1994 was $1,745,923. The Base Operating Expenses for the Building for 1996 was $4,568,205. The Base Real Estate Taxes for the Building for 1996 was $1,633,473.

6.   EXHIBIT C, ADDENDUM TO LEASE, IS RE-WRITTEN IN ITS ENTIRETY TO READ:


     1.   Options to Extend Term (1992) - [Unchanged]  Henceforth deleted
          -----------------------------
          (Exercised by Second Amendment)

     2.   Options for Expansion (1992) - [Unchanged]  Henceforth deleted (Tenant
          ----------------------------
          passed on both Options One and Two effective 1992).

     3.   Parking - [Unchanged]  Henceforth deleted.
          -------

     4.   Existing Leases - [Unchanged]  Henceforth deleted.
          ---------------

     5.   Right of First Offer.  [Unchanged]  From May 31, 1997, through the
          --------------------
          term of its current Lease and any extensions thereof, and subject to the existing rights of current tenants, Tenant shall have an ongoing Right of First Offer on all space which becomes available on Floor 37. Landlord represents and warrants to Tenant that the following is a true and complete list of all existing rights of current tenants with respect to renewals or expansion on Floor 37: Fox Mason et al (expansion) and Ellis & Li (renewal). Landlord shall specify in writing to Tenant the exact space, availability, and the proposed rental rate for such space. Tenant shall then have five (5) business days to respond in writing to Landlord as to whether or not Tenant will lease that space on the terms specified in such letter. If Tenant responds in the negative or if Tenant does not respond within such five business-day period, Landlord may lease the space to such third party tenant without further notice to Tenant; provided, however, that before Landlord may lease the space to another party at terms which are substantially more favorable for the lessee than those specified in the letter referenced above, Landlord shall reoffer the space to Tenant on those more favorable terms and Tenant shall have five (5) business days to respond to this new offer.

     6.   Prepayment of Rent. [Unchanged] Tenant shall have the right to
          ------------------
          pay twelve (12) months of Rent and/or Additional Rent (or an estimated of Additional Rent if the twelve months extend beyond the then current calendar year) as specified in the Lease at any time. At the time of such prepayment, Tenant shall be entitled to discount the total rental payments, applying a discount rate equal to the prime rate then being quoted at [Seafirst National Bank, Seattle Washington].

     7.   Building Security.  [Unchanged]  The Building is equipped with a
          -----------------
          Honeywell card access control system. Each person that should be able to enter the Building during hours other than Normal Business Hours shall have his or her own card. By insertion of this card in the cardreader, it will permit entry to the Building and other areas within the Building. First, insertion of the card will allow access to the main building lobby. Second, insertion of the card in the elevator will allow a tenant to go only to the tenant's own floor. Third, if the tenant is a monthly parker, this card will allow access to the garage on a 24-hour basis, seven days a week. Insertion of this card in the cardreader to gain entry to any of these spaces provides a record at the Building's central computer of who entered each access point (by card number) and the time of such entry. In addition, if any of these cars are lost, they can be reported to the Building's management and the Building's management can invalidate the lost card and issue a new card with a new number.

          Landlord shall maintain security for the Building at a level at least in accordance with the foregoing description. Should Landlord determine to reduce the level of security for the Building, Landlord shall give Tenant at least thirty (30) days prior written notice during which period Tenant may give or withhold its consent. Tenant shall not unreasonably withhold consent, provided Landlord continues to provide a level of security adequate for Tenant's needs.

          In addition, Landlord has equipment to monitor the mechanical and elevator systems throughout the Building.

     8.   Brokerage Fee [In Conjunction with Second Amendment]:
          ----------------------------------------------------
          [Unchanged] Henceforth deleted.

     9.   Brokerage Fee in Conjunction with Third Amendment: [Unchanged]
          -------------------------------------------------
          Henceforth deleted.

     10.  Tenant Improvements in Conjunction with Third Amendment.
          -------------------------------------------------------
          [Unchanged] Landlord [has] at its sole cost and expense provide and install[ed] the improvements as shown in the Marvin Stein space plan dated May 7, 1993, as shown on Exhibit F, attached hereto, using Building standard finishes.

     11.  Tenant Improvements in Conjunction with Fourth Amendment.
          --------------------------------------------------------
          [Unchanged] Landlord [has] at its sole cost and expense provide[d] and install[ed] the improvements as shown in the Gary Owen Design space plan dated 06/27/95, and revised 06/29/96, as shown on Exhibit G, attached hereto, using Building standard finishes.

     12.  Option to Expand. [Exercised by means of Sixth Amendment and
          ----------------
          henceforth deleted.]

     13.  [Intentionally left blank]

     14.  Real Estate Commission in Conjunction with Fifth Amendment.
          ----------------------------------------------------------
          [Unchanged]. Landlord [has paid] a brokerage fee of $43,069.25 upon complete execution of [the] Fifth Amendment, payable 80% to Behar Company and 20% to Tenant.

     15.  Option to Extend the Term of the Lease. [Unchanged]. Provided
          --------------------------------------
          Tenant is not then in default of any term or condition of this Lease beyond applicable notice and cure periods, and has not assigned this Lease or sublet seventy-five percent (75%) or more of the Premises, Tenant shall have two (2) option(s) to extend the term of the Lease for an additional period of five (5) years each (the "2002 Extended Term" and "2007 Extended Term," respectively) from the Expiration Date specified in Section 1(f) of this Lease or the preceding Extended Term, as the case may be. If Tenant exercises its renewal option(s), Landlord and Tenant shall execute and deliver an amendment(s) to the Lease.

          The Extended Terms shall be upon terms and conditions contained in this Lease except that:

          (A) Rent as set forth above shall be at the Fair Market Renewal Rate, as hereinafter provided;

          (B) No further tenant improvements or tenant improvement allowance, real estate brokerage commission or further options to extend or expand (as such items are defined elsewhere in this Lease) shall be provided by Landlord with respect to the Extended Term(s) of the Lease.

               "Fair Market Renewal Rate" shall mean the projected fully-serviced fair market rental rate at the commencement of the Extended Term(s) for renewal lease space in the Building or in comparable first-class office buildings of similar size and stature in downtown Seattle for a comparable term.

               Landlord shall give written notice to Tenant no later than February 28, 2001, of the applicable Fair Market Renewal Rate for the 2002 Extended Term. Tenant shall exercise the extension option by written notification to Landlord no later than June 1, 2001, or both options shall expire and be of no further force or effect. In the event Tenant exercises its option for the 2002 Extended Term, then Landlord shall give written notice to Tenant no later than February 28, 2006, of the applicable Fair Market Renewal Rate for the 2007 Extended Term. Tenant shall exercise the extension option by written notification to Landlord no later than June 1, 2006, or such option shall expire and be of no further force or effect.

          16.  Real Estate Commission in Conjunction with Sixth Amendment.
               ----------------------------------------------------------
               [New] Landlord shall pay a brokerage fee of $12,530.00 (based on the addition of 3,580 net rentable square feet by means of the Sixth Amendment) upon Tenant's occupancy of the 07/24/97 Expansion Space, payable 80% to Behar Company and 20% to Tenant.

7. EFFECTIVE DATE. This Sixth Amendment shall be effective the earlier of Tenant's occupancy of the "07/24/97 Expansion Space" for business purposes or July 24, 1997.

8. RATIFICATION. Except as herein specifically provided, the Lease, this Sixth Amendment to the Lease Agreement, and all previous Amendments to Lease Agreement, are hereby ratified and approved.

DATED AT SEATTLE, WASHINGTON, THIS __6___ DAY OF ___JUNE_______, 1997.
                                     -              ----

TENANT:                             RAGEN MACKENZIE

                                    INCORPORATED

                            By:[signature illegible]__________
                               ---------------------



                            Its:_COO_____________________
                                 ---

                                        TENANT CORPORATE
                                         ACKNOWLEDGMENT


STATE OF WASHINGTON      )
                         )ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that on this __6th____ day of __June________, 1997,
                                       ---              ----            --
before me, the undersigned, a notary public in and for the state of Washington, duly commissioned and sworn, personally appeared Robert J. Mortell, Jr., to me
                                                 ----------------------
know to be the President and COO of Ragen MacKenzie Inc, the corporation that
               -----------------    -------------------
executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal the day and year in this certificate first above written.

                   Signature__Nicole J. Resser____________
                              ----------------

                   Printed Name_Nicole J. Resser__________
                                ----------------
                   Notary Public in and for the State of Washington, residing at 999 Third Ave., Suite 4300/Seattle WA
                               -------------------------------------
                   98104__________________________
                   My appointment expires:____2001_______
                                              ----

LANDLORD:                     WRIGHT RUNSTAD PROPERTIES
L.P.

                              a Delaware limited partnership

                                BY: WRIGHT RUNSTAD ASSET
                                       MANAGEMENT L.P.

                                    A WASHINGTON LIMITED PARTNERSHIP
                                    ITS GENERAL PARTNER

                                       BY: WRAM, INC.

                                       A WASHINGTON CORPORATION
                                           ITS GENERAL PARTNER

                                              BY:___H. JON RUNSTAD
                                                    --------------

                                             ITS CHAIRMAN AND CHIEF
                                              --------------------
                                               EXECUTIVE OFFICER
                                               -----------------

                                LANDLORD ACKNOWLEDGMENT


STATE OF WASHINGTON      )
                         )ss.
COUNTY OF KING           )

     THIS IS TO CERTIFY that I know or have satisfactory evidence that H. Jon
                                                                       ------
Runstad is the person who appeared before me, and said person acknowledged that
-------
he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Chairman and CEO of WRAM, Inc., a
                                      ----------------
corporation, to me known to be the general partner of WRIGHT RUNSTAD ASSET MANAGEMENT L.P., a limited partnership, to me known to be the general partner of WRIGHT RUNSTAD PROPERTIES L.P., the limited partnership that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation and partnerships for the uses and purposes therein mentioned, and on oath stated that said individual was authorized to execute said instrument.

     WITNESS my hand and official seal this 13th day of June, 1997.
                                            ----        ----    --

                   Signature Janice E. Blackmore________
                             -------------------

                   Printed Name Janice E. Blackmore_____
                                -------------------
                   Notary public in and for the state of Washington, residing at

                   Seattle________
                   -------
                   My appointment expires 9/9/00_______
                                          ------